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                                                                    EXHIBIT 10.1

                         LA JOLLA PHARMACEUTICAL COMPANY

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 6, 2005, is executed by and among La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), and the persons and entities listed on Schedule A (each a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS

     WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell to each Purchaser, the number of shares set forth opposite such Purchaser's name on Schedule A hereto (all such shares for all Purchasers, the "SHARES") of the Company's common stock, $0.01 par value per share ("COMMON STOCK") together with a Closing Warrant (as defined below) for each such Purchaser, at a purchase price for each Purchaser equal to the product of Seventy Five Cents ($0.75) multiplied by the number of Shares purchased by such Purchaser;

     WHEREAS, to induce the Purchasers to enter into this Agreement, the Company has agreed to issue a Contingent Warrant (as defined below) to each Purchaser on the date specified below, and has also agreed to take certain actions specified in this Agreement in advance of the Closing (as defined below); and

     WHEREAS, the Company and the Purchasers are entering into this Agreement to reflect the terms and conditions with respect to each Purchaser's potential investment in the Company represented by the Shares and the Warrants (as defined below).

     NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

SECTION 1. PURCHASE OF SHARES AND WARRANTS

     1.1 On or prior to the date of this Agreement, the Company's Board of Directors shall have authorized the sale and issuance of the Shares and Warrants and the transactions contemplated by this Agreement, subject to the terms and conditions contained herein.

     1.2 Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Purchaser at the Closing, and each Purchaser agrees to purchase, severally and not jointly, from the Company at the Closing, (a) that number of Shares set forth opposite such Purchaser's name on Schedule A, and (b) a Warrant in the form attached hereto as Exhibit A, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser's name on Schedule A and, if the Company shall not have obtained the Share Authorization Approval, an
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additional Warrant in the form attached hereto as Exhibit B, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser's name on Schedule A (the "CLOSING WARRANTS"), for an aggregate cash purchase price for such Purchaser equal to the product of Seventy Five Cents ($0.75) (the "PER SHARE PURCHASE PRICE") multiplied by the number of Shares so purchased by such Purchaser. In addition, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement, the Company agrees to issue to each Purchaser on its applicable Issuance Date (as defined below) a Warrant in the form attached hereto as Exhibit C, for no separate consideration, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser's name on Schedule A (the "CONTINGENT WARRANTS" and, together with the Closing Warrants, the "WARRANTS"). As described in greater detail in each Contingent Warrant, a Contingent Warrant will only be exercisable from and after the "Warrant Trigger Date" (as defined in the Contingent Warrants) (the "WARRANT TRIGGER"). The date on which a particular Contingent Warrant shall be issued (its "ISSUANCE DATE") is (i) the date of this Agreement for the Purchasers listed on Schedule B, and (ii) on the first Business Day (as defined below) after the Warrant Trigger for all other Purchasers. Finally, on the date hereof, the Company and each Purchaser shall enter into and deliver the Rights Agreement (as defined below).

     1.3 The Company will use substantially all of the net proceeds from the sale of the Shares and the Warrants to pursue the registration and approval of Riquent(R) for sale in world markets; provided, that to the extent the Company's Board of Directors deems it appropriate, a portion of the proceeds may be used to further other Company programs.

SECTION 2. CLOSING, DELIVERY AND PAYMENT.

     2.1 Closing. The closing of the sale and purchase of the Shares and Closing Warrants (the "CLOSING") shall take place at 10:00 a.m. San Diego time on the date (the "CLOSING DATE") that is five Business Days after the complete satisfaction of all of the conditions to the Closing set forth in Section 6.1 and Section 6.2 (or waiver thereof in accordance with the terms of Section 6.1 or Section 6.2, as applicable), or at such other time or place, if any, as the Company and the Purchasers may mutually agree; provided, that each Purchaser's obligation to purchase Shares and a Closing Warrant under this Agreement shall terminate and be of no further force or effect immediately after the occurrence of a Warrant Trigger. As used herein, a "BUSINESS DAY" means any day which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.

     2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased by such Purchaser, and such Purchaser's Closing Warrant, against payment of the purchase price therefor in immediately available funds by check or wire transfer to an account designated by the Company.


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SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to each Purchaser to enter into and perform its obligations under this Agreement, and except as set forth on the Disclosure Schedule (the "DISCLOSURE SCHEDULE") furnished to each Purchaser specifically identifying the section(s) hereof to which such exception is applicable, which exceptions shall be deemed to be a part of the representations and warranties as if made hereunder, the Company hereby represents and warrants to each Purchaser as of the date of this Agreement as follows:

     3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted and to enter into and perform this Agreement and all other agreements required to be executed by the Company at or prior to the Closing pursuant to
Section 6.1 (collectively, together with the Warrants, the "ANCILLARY AGREEMENTS"), to issue the Shares and the Warrants and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified or otherwise authorized to do business as a foreign corporation or other organization and is in good standing as such in every jurisdiction in which the failure so to qualify would have a material adverse effect on (i) the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) the enforceability or binding effect of this Agreement and the Ancillary Agreements or (iii) the ability of the Company to perform its obligations under this Agreement and the Ancillary Agreements (a "COMPANY MATERIAL ADVERSE EFFECT"). The Company is currently qualified to do business, and in good standing, as a foreign corporation in California. The Company has made available to the Purchasers complete and accurate copies of the Certificate of Incorporation (including all certificates of designation), as amended to date and currently in effect (the "CERTIFICATE"), and the by-laws of the Company, as amended to date and currently in effect (the "BY-LAWS'), and the Company has at all times complied in all material respects with all provisions of such documents and is not in default under, or in violation of, any such provision.

     3.2 Subsidiaries, Etc. Section 3.2 of the Disclosure Schedule sets forth the name, jurisdiction of incorporation and authorized and outstanding capitalization of each Subsidiary (as defined below). All of the outstanding shares of capital stock of each of the Subsidiaries are duly and validly authorized, are validly issued and are fully paid and nonassessable, have been offered, issued, sold and delivered in compliance in all material respects with applicable foreign, federal and state securities laws and are owned by the Company free and clear of any Security Interest (as defined below). Except as set forth in Section 3.2 of the Disclosure Schedule, the Company has, and upon the Closing will have, no Subsidiaries and will not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity. Except as disclosed in Section 3.2 of the Disclosure Schedule, each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as currently conducted. Except as set forth in Section 3.2 of the Disclosure Schedule, no Subsidiary owns or leases any property or engages in any activity in any jurisdiction which requires such Subsidiary to qualify to do business as a foreign corporation in such jurisdiction and where the failure to so qualify could reasonably be expected to have a Company Material


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Adverse Effect. As used in this Agreement, "SUBSIDIARY" means any corporation, partnership, trust, limited liability company or other entity (i) in which the Company directly or indirectly through one or more of its subsidiaries holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity, or (ii) with respect to which the Company directly or indirectly through one or more of its subsidiaries has the right, pursuant to agreement or otherwise, to appoint 50% or more of the members of the board of directors (or similar governing body).

     3.3 Capitalization.

                    (A) The authorized capital stock of the Company (immediately prior to the Closing) consists of, as of October 5, 2005, (i) 175,000,000 shares of Common Stock, of which 74,152,686 shares are issued and outstanding, and (ii) 8,000,000 shares of Preferred Stock, $0.01 par value per share, 100,000 of which were designated Series A Junior Participating Preferred Stock, none of which are issued or outstanding, and 7,900,000 of which remain undesignated. The rights, preferences, privileges and restrictions of the Common Stock and Preferred Stock are as stated in the Certificate.

                    (B) Section 3.3(B) of the Disclosure Schedule includes a
               complete and accurate list, based on public filings made with the Commission (as defined below), as of the date of this Agreement, of each person or entity that is known by the Company to be the beneficial owner of at least 5% of the outstanding Common Stock, showing the number of shares of Common Stock (and any options, warrants or other rights to acquire capital stock of the Company) held by each such person or entity. All of the issued and outstanding shares of capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) have not been issued in violation of preemptive rights, voting agreements or rights of first offer or refusal applicable to the Company's capital stock (collectively, "PREEMPTIVE RIGHTS") and (iii) have been offered, issued and sold by the Company in compliance in all material respects with all applicable federal and state securities laws.

                    (C) Section 3.3(C) of the Disclosure Schedule includes a
               complete and accurate list, as of the date of this Agreement of:
               (i) all stock option plans and other stock or equity-related plans of the Company or any Subsidiary currently in effect (the "COMPANY STOCK PLANS"), indicating for each Company Stock Plan the number of shares of Common Stock issued to date under such Plan, the number of shares subject to outstanding options under


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               such Plan and the number of shares reserved for future issuance under such Plan; and (ii) all holders of securities or rights exercisable for, convertible into, exchangeable for or otherwise giving the holder thereof the right to subscribe for or acquire any capital stock of the Company or any Subsidiary ("COMPANY SECURITIES") (other than outstanding options to purchase shares of Common Stock under the Company Stock Plans ("COMPANY STOCK OPTIONS")), indicating with respect to each Company Security the number of shares of capital stock, and the class or series of such shares, subject to such Company Security, the exercise or conversion price thereof, the date of issuance and the expiration date thereof. The Company has made available to the Purchasers complete and accurate copies of all Company Stock Plans, forms of all stock option agreements evidencing Company Stock Options and all Company Securities. All of the shares of capital stock of the Company subject to Company Stock Options and Company Securities will be, upon issuance pursuant to the proper exercise of such instruments, duly authorized, validly issued, fully paid and nonassessable.

                    (D) Except as disclosed in Section 3.3(D) of the Disclosure
               Schedule or as required pursuant to the terms of this Agreement,
               (i) no subscription, warrant, option, convertible security (including convertible debt), participation right or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any Subsidiary is authorized or outstanding (other than Company Stock Options and Company Securities that are disclosed pursuant to Section 3.3(C)), (ii) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security (including convertible debt) or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any Subsidiary, (iii) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company or any Subsidiary.

                    (E) Except for the Ancillary Agreements or as disclosed in
               Section 3.14 of the Disclosure Schedule, there is no agreement, written or oral, in effect between the Company or any Subsidiary and any holders of its securities, or, to the Company's knowledge, among any holders of its securities, relating to Preemptive Rights or the sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights


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               or "drag-along" rights), registration under the Securities Act of
               1933, as amended (the "SECURITIES ACT"), or voting, of the capital stock of the Company or any Subsidiary.

     3.4 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon exercise of Warrants (the "WARRANT SHARES"), have been duly authorized by all necessary corporate action on the part of the Company, subject to the required Share Authorization Approval (as defined below) as contemplated by Section 5.14. The Shares when issued, sold and delivered in accordance with the provisions of this Agreement, and the Warrant Shares when issued in accordance with the provisions of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will not be issued in violation of any Preemptive Rights. On or prior to the date hereof, the Company shall have reserved and shall keep reserved all of its authorized but unissued shares of Common Stock for issuance of the Shares and the Common Stock issuable upon exercise of the Warrants (other than such shares which are already reserved for the Company Stock Plans). The Company is eligible to register the Shares and Warrant Shares for resale by the Purchasers on a registration statement on Form S-3 under the Securities Act.

     3.5 Authority for Agreement. The Company has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party, to issue the Shares, the Warrants and the Warrant Shares (subject to obtaining the Share Authorization Approval) and to perform its other obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it is a party (including the issuance of the Warrant Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the Ancillary Agreements will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     3.6 No Conflict. The execution, delivery and performance of this Agreement and the Ancillary Agreements, the issuance of the Shares, the Warrants and the Warrant Shares (subject to obtaining the Share Authorization Approval) and the consummation of the other transactions contemplated hereby and thereby by the Company will not (a) conflict with or violate any provision of the Certificate or By-laws of the Company, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other material arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which their respective assets are subject, (c) result in the imposition of any Security Interest upon any assets of the Company or any Subsidiary, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or any of their properties or assets. For purposes of this Agreement, "SECURITY INTEREST" means any mortgage, pledge, security interest, encumbrance, charge, lien or similar right (whether arising by contract or by operation of law).


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     3.7 Consents. Except as disclosed in Section 3.7 of the Disclosure
Schedule, no consent, permit, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency, including any Self-Regulatory Organization (including NASDAQ) (each of the foregoing is hereafter referred to as a "GOVERNMENTAL ENTITY") or any other Person is required to be made or obtained by the Company or any Subsidiary in connection with the offer, issuance, sale and delivery of the Shares and the Warrants, the issuance and delivery of the Warrant Shares or the other transactions to be consummated hereunder, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing, and such filings required to be made after the Closing under applicable federal and state securities laws. Based in part on the representations made by each of the Purchasers in Section 4 of this Agreement, the offer and sale of the Shares, the Warrants and the Warrant Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.

     3.8 Litigation; Compliance. Except as disclosed in Section 3.8 of the Disclosure Schedule, there is no material action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company's knowledge, any threat thereof or any facts or circumstances that might reasonably be expected to provide the basis therefor, against the Company or any Subsidiary. There is no material action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company's knowledge, any threat thereof or any facts or circumstances that might reasonably be expected to provide the basis therefor, against the Company or any Subsidiary, or any of their employees by reason of the past employment relationships of any employees, in connection with or arising from the past or proposed activities or business affairs of the Company or any Subsidiary, or negotiations by the Company or any Subsidiary with possible investors in the Company or any Subsidiary. Neither the Company nor any Subsidiary is subject to any outstanding judgment, order or decree. The Company and each Subsidiary has, in all material respects, complied with all laws, regulations and orders applicable to its business, including Pharmaceutical Laws (as defined below), and has all material permits and licenses required thereby. For purposes of this Agreement, "PHARMACEUTICAL LAW" shall mean any federal, state, local or foreign law, statute, rule or regulation relating to the development, commercialization and sale of pharmaceutical and biotechnology products and devices, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities.

     3.9 SEC Documents; Financial Statements. Since June 30, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "COMMISSION") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), (all of the foregoing filed prior to or on the date of this Agreement and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to the Purchasers true, correct and complete copies of all SEC Documents. As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date of this Agreement, complied in all material respects with the requirements of the Exchange Act applicable to such SEC


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Document and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended. Ernst & Young LLP is a registered public accounting firm independent of the Company as required by the Securities Act and Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents. No other written information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including pursuant to this Section 3, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date of this Agreement and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound which has not been previously filed as an exhibit to the SEC Documents. Except for the issuance of the Shares and Warrants contemplated by this Agreement and the planned special meeting of the Company's stockholders to vote on the issuance of the Shares and the Warrant Shares issuable pursuant to the Closing Warrants, no event, liability, development or circumstance has occurred or exists, with respect to the Company, any Subsidiary or their business, properties, prospects, operations or financial condition, that is required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company's financial statements that shall be included in a "Registration Statement" (as such term is defined in the Rights Agreement) required pursuant to Section 2(a) of the Rights Agreement. Except as disclosed in the SEC Documents, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect since December 31, 2004.

     3.10 Taxes. The amount shown on the Condensed Consolidated Balance Sheet of the Company as of June 30, 2005 that is included in the Company's Form 10-Q filed with the Commission on August 9, 2005 (the "BALANCE SHEET") as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for all periods. The Company and each Subsidiary has filed or has obtained currently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are complete and accurate in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company or such Subsidiary. No controversy with respect to taxes of any type with respect to the Company or any Subsidiary is pending or, to the Company's knowledge, threatened. The


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Company and each Subsidiary has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes). The Company has no knowledge of any material liability of any tax to be imposed upon the properties or assets of the Company or any Subsidiary as of the Closing that is not adequately provided for.

     3.11 Property and Assets. Except as disclosed in Section 3.11 of the Disclosure Schedule, the Company and each Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet and the SEC Documents, and none of such properties or assets is subject to any Security Interest. Neither the Company nor any Subsidiary owns, or has ever owned, any real estate.

     3.12 Intellectual Property.

                    (A) The term "INTELLECTUAL PROPERTY ASSETS" means all
               intellectual property owned or licensed by the Company or any Subsidiary in which the Company or any Subsidiary has a proprietary interest, including without limitation:

               (1) the name of the Company and its Subsidiaries, all assumed fictional business names, trademarks, service marks, trade dress, logos and trade names, whether or not registered, including all common law rights, and registrations and applications for registrations thereof (collectively, "MARKS");

               (2) all patents and patent applications (including divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof) either granted or pending with a domestic, international or foreign patent office or other governing body (collectively, "PATENTS");

               (3) all registered and unregistered copyrights in both published works and unpublished works including the content of proprietary computer software and internet web sites in which the Company or any Subsidiary has rights (collectively, "COPYRIGHTS"); and

               (4) all know-how, trade secrets, confidential or proprietary information, customer lists, software, technical information, data, compounds, compositions of matter, formulas, process technology, plans, drawings and blue prints (collectively, "TRADE SECRETS"), which are not the subject of Marks, Patents or Copyrights.

                    (B) Section 3.12(B) of the Disclosure Schedule contains a
               complete and accurate list of all material contracts or agreements relating to the Intellectual Property Assets, including all research and development licenses and material transfer agreements (but excluding any license implied by the sale of a product). Section 3.12(B) of the Disclosure Schedule also lists all material clinical,


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               formulation and manufacturing agreements, and associated
               regulatory consulting service agreements, relating to the Company's or any Subsidiary's products and proposed products. There are no outstanding and, to the knowledge of the Company, no threatened disputes or disagreements with respect to any such contract or agreement.

                    (C) No contract or agreement listed or required to be listed in Section 3.12(B) of the Disclosure Schedule contains any provision that would cause the terms of any such contract or agreement to become invalid, be breached, terminate or otherwise change as a result of any of the transactions contemplated by this Agreement.

                    (D) To the knowledge of the Company, the Intellectual
               Property Assets are all those necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and currently proposed to be conducted in the reasonably foreseeable future. Except as noted in Section 3.12(D) of the Disclosure Schedule, the Company is the sole owner or exclusive licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Security Interests, and has the exclusive right to use and practice without payment to a third party all of the Intellectual Property Assets for the operation of the business of the Company and its Subsidiaries as currently conducted and as currently proposed to be conducted in the reasonably foreseeable future, other than in respect of licenses described in Section 3.12(B) of the Disclosure Schedule. All former and current employees of the Company or any Subsidiary (and all other agents, consultants and contractors who contributed to or participated in the conception or development of the Intellectual Property Assets) have executed written contracts or agreements with the Company that assign to the Company all rights to any inventions, improvements, discoveries or information relating to the business of the Company or any Subsidiary, including without limitation all Intellectual Property Assets owned, controlled by or in the possession of the Company or any Subsidiary. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property Assets by any third party, employee or former employee.

                    (E) Section 3.12(E) of the Disclosure Schedule contains a
               complete and accurate list of all Patents that are owned by the Company or any Subsidiary or used in the Company's or any Subsidiary's current operations.

               (1) All of the Patents that the Company or any Subsidiary owns and, to the knowledge of the Company, all of the Patents that either has rights to pursuant to license agreements with third parties, are currently in compliance with applicable formal legal requirements (including payment of required filing, examination and maintenance fees and filing of required proofs of working or use), and are valid and enforceable. To the knowledge of the Company, there is no fact that would form a reasonable basis for belief that the patent applications within the Patents would be unenforceable or invalid if issued as patents. All of the Patents that Company or any Subsidiary owns and, to the knowledge of the Company, all of the Patents that either has rights to pursuant to license agreements with third parties, were prosecuted or are being prosecuted in full compliance with the Duty of Candor required by the United States Patent & Trademark Office and any similar requirement of any corresponding foreign agencies, specifically, all material information known to the Company, its subsidiary or its licensors, as appropriate, during the prosecution of such Patents was disclosed to the United States Patent & Trademark Office or corresponding foreign agency during prosecution, and in connection with such prosecution, the Company, its Subsidiary or its licensors, as appropriate, did not make any material misstatements, material omissions or material misleading statements.

               (2) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, no Patent within the Intellectual Property Assets has been or is now involved in any interference proceeding, reissue proceeding, reexamination proceeding, or opposition proceeding. To the knowledge of the Company, there is no potentially interfering patent or patent application of any third party with respect to the Patents.

               (3) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, (a) to the Company's knowledge, no Patent within the Intellectual Property Assets is infringed or has been challenged or threatened in any way, and (b) none of the products manufactured or sold or currently contemplated to be manufactured or sold, nor any process or know-how used or currently contemplated to be used, by the Company or any Subsidiary infringes or is alleged in writing to infringe any patent or other proprietary right of any other person or entity. Neither the Company or any Subsidiary nor, to the Company's knowledge, its licensors has received any notices or threats of infringement or conflict with the intellectual property right of any third party, and there is no pending Proceeding (as defined below) by others including any claim or allegation that the Company or any Subsidiary is infringing any intellectual property right of any third party. As used in this Section 3.12, "PROCEEDING" means any action, arbitration, audit, examination, investigation, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

               (4) All products made, used or sold by or on behalf of the Company or any Subsidiary under the Patents within the Intellectual Property Assets have been or will be marked with the proper patent notice to the extent feasible.

               (5) The Company or, to the Company's knowledge, its licensors, as applicable, own all right, title and interest in the Patents within the Intellectual Property Assets and are identified in the records of the United States Patent and Trademark Office and corresponding foreign agencies as holders of record of such Patents. All right, title and interest in the issued patents and pending patent applications with the Patents have been assigned to the Company or, to the Company's knowledge, its licensors, as applicable. Except as otherwise set forth in the Disclosure Schedule, there is no other entity or individual that has any right, title or interest in any of the issued patents and pending patent applications within the Patents other than the Company and, to the Company's knowledge, its licensors, as applicable.

                    (F) Section 3.12(F) of the Disclosure Schedule contains a
               complete and accurate list of all Marks that are used in the Company's or any Subsidiary's current operations.

               (1) Except as set forth in Section 3.12(F) of the Disclosure Schedule, all Marks have been registered with the United States Patent and Trademark Office, are currently in compliance with all applicable formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable.

               (2) No Mark within the Intellectual Property Assets has been or is now involved in any opposition proceeding, invalidation proceeding, or cancellation proceeding and, to the knowledge of the Company, no such action is threatened with respect to any of the Marks.

               (3) To the knowledge of the Company, there is no potentially interfering trademark or trademark application of any other person or entity.

               (4) No Mark within the Intellectual Property Assets has been challenged or threatened in any way and none of the Marks within the Intellectual Property Assets used by the Company or any Subsidiary infringes or is alleged to infringe any trade name, trademark or service mark of any other person or entity and, to the knowledge of the Company, no Mark is infringed by any other person or entity.

               (5) All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

                    (G) Currently, the Company has no ownership interest in any registered Copyrights. There are no Copyrights which are material to the business of the Company or any Subsidiary as currently conducted.

                    (H) With respect to each Trade Secret:

               (1) The Company and its Subsidiaries have taken all reasonable precautions to protect the secrecy, confidentiality and value of its Trade Secrets (including the enforcement by the Company or the Subsidiary of a policy requiring each employee or contractor to execute proprietary information and confidentiality agreements substantially in its standard form, and all current and former employees and contractors of the Company and its Subsidiaries who have had access to Trade Secrets or contributed to or participated in the conception or development of Trade Secrets have executed such an agreement).

               (2) The Company has good title to and an absolute right (but not necessarily exclusive) to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature and, to the knowledge of the Company, have not been used, divulged or appropriated either for the benefit of any person or entity or to the detriment of the Company or any Subsidiary. No Trade Secret is subject to any adverse claim or has been challenged or threatened in writing in any way or infringes any intellectual property right of any other person or entity.

     3.13 Insurance. The Company and its Subsidiaries maintain valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, clinical trial liability and other risks.

     3.14 Material Contracts and Obligations. Section 3.14 of the Disclosure Schedule sets forth a list of all material agreements or commitments of any nature (whether written or oral) to which the Company or any Subsidiary is a party or by which either is bound, including without limitation (a) any agreement which requires future expenditures by the Company in excess of $500,000 or which might result in payments to the Company in excess of $500,000,
(b) any material employment agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and any consulting agreements entered into or terminated within the 365 days prior to the date hereof, (c) any material distributor, sales representative or similar agreement, (d) any material agreement with any current or former stockholder, officer or director of the Company or any Subsidiary, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, (e) any agreement under which the Company or any Subsidiary is restricted from carrying on any business anywhere in the world, (f) any material agreement relating to indebtedness for borrowed money, (g) any agreement for the disposition of a material portion of the Company's or any Subsidiary's assets (other than for the sale of inventory in the ordinary course of business), (h) any material agreement concerning research, development or testing of any product by or for the Company or any Subsidiary; and (i) any agreement for the acquisition of the business or securities or other ownership interests of another party. The Company has made available to the Purchasers copies of the foregoing agreements. Each such agreement and contract is a legal, valid, and binding obligation of the parties thereto and is in full force and effect. Neither the Company or any Subsidiary, nor, to the Company's knowledge, any other party thereto, is in default of any of its obligations under any of the agreements or contracts listed in Section
3.14 of the Disclosure Schedule.

     3.15 Compliance. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company or any Subsidiary is a party or by which either is bound, or, to the Company's knowledge, of any provision of any state, federal or foreign judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company or any Subsidiary, which has had or is reasonably likely to have a Company Material Adverse Effect. To the Company's knowledge, none of the employees of the Company or any Subsidiary is in material violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

     3.16 Employees.

                    (A) All current and former employees of the Company or its
               Subsidiaries who have performed development work or provided technical services to the Company or any Subsidiary or have otherwise had access to confidential or proprietary information of the Company have executed and delivered a confidentiality, proprietary information and inventions agreement in the forms presented to the Purchasers (the "IP AGREEMENTS"), and all of such agreements are in full force and effect. All current and former consultants of the Company or its Subsidiaries who have performed development work or provided technical services to the Company or any Subsidiary or have otherwise had access to confidential or proprietary information of the Company or any Subsidiary have executed and delivered an IP Agreement to the Company, and all of such agreements are in full force and effect.

                    (B) The Company is not aware that any key employee of the
               Company or any Subsidiary has plans to terminate his or her employment relationship with the Company or such Subsidiary. The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, layoffs, workers' compensation insurance and the payment of social security and other taxes. None of the employees of the Company or any Subsidiary is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or any Subsidiary or, to the Company's knowledge, threatened. To the Company's knowledge, no employee of the Company or any Subsidiary is obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (i) the performance of the employee's duties as an employee, director or officer of the Company or any Subsidiary, or (ii) the Company's or any Subsidiary's business as currently conducted or currently proposed to be conducted.

     3.17 Books and Records. The minute books of the Company made available to the Purchasers or their counsel contain complete and accurate records of all corporate actions of its stockholders and its Board of Directors and committees thereof since January 1, 2005, whether taken at a meeting or by written consent.

     3.18 Environmental Matters.

                    (A) The Company and each Subsidiary has complied in all
               material respects with all applicable Environmental Laws (as defined below). There is no pending or, to the Company's knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company or any Subsidiary. For purposes of this Agreement, "ENVIRONMENTAL LAW" shall mean any federal, state, local or foreign law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; or (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances, or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

                    (B) Neither the Company nor any Subsidiary has any material liabilities or material obligations arising from the release of any Materials of Environmental Concern (as defined below) into the environment. For purposes of this Agreement, "MATERIALS OF ENVIRONMENTAL CONCERN" shall mean any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

                    (C) Neither the Company nor any Subsidiary is a party to or bound by any court order, administrative order, consent order or other agreement between the Company or any Subsidiary and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

                    (D) The Company is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any Subsidiary.

     3.19 No Solicitation or Advertisement. Neither the Company or any Subsidiary nor any person acting on either's behalf has engaged, in connection with the offering or sale of the Shares or Warrants, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

     3.20 Securities Act Registration. Assuming that the representations and warranties of each of the Purchasers contained herein are true, it is not necessary in connection with the offer, sale and delivery of the Shares, Warrants and Warrant Shares, if any, in the manner contemplated by this Agreement to register the Shares, the Warrants or the Warrant Shares under the Securities Act or under applicable state securities or Blue Sky laws regulating the issuance or sale of securities.

     3.21 United States Real Property Holding Company. The Company is not now and has never been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "CODE"), and Treasury Regulation Section 1.897-2(b), and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns, which are required under Treasury Regulation Section 1.897-2(h).

     3.22 Benefit Plans. Except as set forth in Section 3.22 of the Disclosure Schedule, neither the Company, any Subsidiary nor any Plan Affiliate (as defined below) has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any material Employee Benefit Plan (as defined below), whether written, oral, voluntary or pursuant to a collective bargaining agreement or law, which could give rise to or result in the Company, any Subsidiary or such Plan Affiliate having any debt, liability, claim or obligation of any kind or nature, whether accrued, absolute, contingent, direct, indirect, known, perfected or inchoate or otherwise and whether or not due or to become due. Correct and complete copies (or, if oral, descriptions) of all Employee Benefit Plans have been made available to each Purchaser. As used herein, "PLAN AFFILIATE" means any person or entity with which the Company or any Subsidiary constitutes all or part of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as each of those terms are defined in Section 414 of the Code. As used herein, "EMPLOYEE BENEFIT PLAN" means, collectively, each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, health or other medical, life, disability or other insurance, supplemental unemployment benefit, profit sharing, pension, retirement, supplemental retirement or other employee benefit plan, program, agreement or arrangement, whether written or unwritten, formal or informal, maintained or contributed to or required to be contributed to by any person for the benefit of any employee or former employee of the Company, any Subsidiary or their affiliates or their dependants or beneficiaries, as well as the compensation practices and policies regarding vacations, sick leaves, leaves of absence and all perquisites of employment other than those mandated by any legal requirement and shall include to the extent applicable to Company or any Subsidiary, without limitation, "Employee Pension Benefit Plans" (as defined in Section 3(2) of ERISA (as defined below), "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA) and "Multi-employer Plan" (as defined in section 3(37) of ERISA) ), but shall exclude any such arrangements or perquisites that do not exceed, individually or in the aggregate, $300 per month per any particular person. As used herein, "ERISA" means the Employee Retirement Income Security Act of 1974 and any law of any foreign jurisdiction of similar import. The Company has made all "matching" contributions required pursuant to the terms of the Company's 401(k) plan or otherwise promised to employees (in writing or orally).

     3.23 Foreign Corrupt Practices Act; Etc. The Company, its Subsidiaries and their respective officers, directors, employees and agents are in compliance with and have not violated the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder, or any similar laws of any foreign jurisdiction. To the Company's knowledge, no governmental or political official in any country is or has been employed by, or acted as a consultant to or held any material beneficial ownership interest in the Company. The Company, its Subsidiaries and their respective officers, directors, employees and agents are in compliance with and have not violated the U.S. money laundering laws or regulations, the U.S. Bank Secrecy Act, as amended by the USA Patriot Act of 2001 (including any recordkeeping or reporting requirements thereunder), or the anti-money laundering laws or regulations of any jurisdiction.

     3.24 Certain Matters Related to Third Parties. Neither the Company nor any Subsidiary has ever intentionally aided, facilitated or furthered (whether by action or inaction), or intentionally participated in, any effort, scheme or arrangement intended to (or having the foreseeable effect of) misleading or defrauding any creditor or stockholder of the Company or any Subsidiary or any creditor or stockholder of any third party. Neither the Company nor any Subsidiary has ever received any direct or indirect indication, whether written or oral, that the Commission (or any other Governmental Entity) is investigating the Company or any Subsidiary in connection with its role in any such effort, scheme or arrangement.

     3.25 Brokers. Except as set forth in Section 3.25 of the Disclosure Schedule, neither the Company nor any Subsidiary has engaged any brokers, finders or agents, or incurred, or will incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

     3.26 Investment Company. Neither the Company nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.27 Sarbanes-Oxley Act. The Company and its Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended to date, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder, except where such noncompliance could not have, individually or in the aggregate, a Company Material Adverse Effect.

     3.28 Internal Accounting Controls. The Company and its Subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.29 Insolvency Actions. Neither the Company nor any Subsidiary has made any filing, or authorized any filing or similar formal action, to seek protection pursuant to any bankruptcy law and the Company does not have any knowledge or reason to believe that either's creditors intend to initiate involuntary bankruptcy proceedings.

     3.30 Dilutive Effect. The Company acknowledges that its obligation to issue Warrant Shares upon the exercise of the Warrants that are issued, in accordance with such Warrants (subject to the availability of sufficient authorized shares of Common Stock), is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     3.31 Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the Ancillary Agreements and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection therewith, if any, is merely incidental to such Purchaser's purchase hereunder. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the Ancillary Agreements has been based solely on the independent evaluation by the Company and its representatives. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those expressly set forth in Section 4 or expressly set forth in the Ancillary Agreements.

     3.32 Application of Takeover Protections. The Company and its Board of Directors have taken (or will take prior to the Closing, if the Closing is the event that would trigger such matters) all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate, the By-laws, a stockholder rights agreement to which the Company is party, the laws of the state of its incorporation or the laws of any other state which is applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Shares, Warrants and Warrant Shares and the Purchasers' ownership, voting (to the extent applicable) or disposition of the Shares, Warrants and Warrant Shares.

     3.33 No Integrated Offering. Neither the Company, any Subsidiary nor any of their affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares, Warrants and Warrant Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any Subsidiary take any action or steps that would cause the offering of the Shares, Warrants or Warrant Shares to be integrated with other offerings.

     3.34 Compliance with Nasdaq Continued Listing Requirements. Except as disclosed in Section 3.34 of the Disclosure Schedule or in the SEC Documents, the Company is in compliance with applicable Nasdaq National Market System continued listing requirements. Except as disclosed in Section 3.34 of the Disclosure Schedule or in the SEC Documents, (a) there are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Common Stock on the Nasdaq National Market System and (b) the Company has not received any notice of, nor to the Company's knowledge is there any basis for, the delisting of the Common Stock from the Nasdaq National Market System.

     3.35 Transactions with Affiliates. Except as disclosed in the SEC Documents, none of the officers or directors of the Company and, to the Company's knowledge, none of the employees of the Company is currently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally represents and warrants to the Company as follows:

     4.1 Investment. Such Purchaser is acquiring the Shares, its Warrants and the Warrant Shares, if any, for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     4.2 Authority. Such Purchaser has full power and authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms. The execution, delivery and performance by such Purchaser of this Agreement and each of the Ancillary Agreements to which it is a party have been duly authorized by all requisite action by such Purchaser and, when executed and delivered by such Purchaser, this Agreement and each of the Ancillary Agreements to which it is party will be the valid and binding obligations of such Purchaser, enforceable against it in accordance with their respective terms. Any Purchaser which is a corporation, limited liability company, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

     4.3 Experience. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, and has made inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to bear the risks thereof. Such Purchaser acknowledges that an investment in the Company has a high degree of risk. No investigation undertaken by or on behalf of the Purchaser shall limit or restrict the Purchaser's right to rely on the representations and warranties of the Company contained herein.

     4.4 Restricted Shares. Such Purchaser understands that (a) the Shares, its Warrants and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (b) the Shares, its Warrants and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and
(c) the Company will make a notation on its transfer books to such effect. Such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser acknowledges that the Shares, its Warrants and the Warrant Shares have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on the representations and warranties herein.

     4.5 Legend. Such Purchaser understands that any certificates evidencing the Shares, the Warrants and the Warrant Shares may bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT."

     The legend set forth above shall be removed and the Company hereby agrees to issue the Shares or Warrant Shares, as applicable, without such legends to the holder thereof, (i) if such Shares or Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel or other evidence reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Shares or Warrant

Shares, as applicable, may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule). When the Company is required to cause legends to be removed from certificates pursuant to the foregoing sentence, if unlegended certificates are not delivered to a Purchaser within three (3) Business Days of submission by that Purchaser of (x) legended certificate(s) to the Company's transfer agent (together with a representation letter in customary form) and (y) written notification to the Company that the Purchaser has requested the transfer agent to remove such legends, the Company shall be liable to the Purchaser for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Shares or Warrant Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Days that the unlegended certificates have not been so delivered.

     4.6 Brokers. Such Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

     4.7 Certain Purchasers. If any Purchaser is not a United States person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares, its Warrants and the Warrant Shares, including (i) the legal requirements of such Purchaser's jurisdiction for the offer, purchase and sale of securities, (ii) any foreign exchange restrictions applicable to such offer, purchase and sale, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, which may be relevant to the offer, purchase, holding, redemption, sale or transfer of the Shares, its Warrants and the Warrant Shares. Such Purchaser's exercise and payment for, and such Purchaser's continued beneficial ownership of, the Shares, its Warrants and the Warrant Shares will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

     4.8 Organization and Standing. Such Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has full power and authority to enter into and perform this Agreement and all Ancillary Agreements to which it is party, and to carry out the transactions contemplated by this Agreement and such Ancillary Agreements.

SECTION 5. COVENANTS

     5.1 Affirmative Covenants. The Company covenants and agrees that prior to the Closing or Warrant Trigger it will (unless waived in whole or in part in writing by Purchasers that have agreed to purchase at least a majority of the Shares to be purchased at the Closing) perform and observe the following covenants and provisions, and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such
Subsidiary:

                    (A) The Company and each Subsidiary will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the date on which penalties attach thereto, and all lawful claims which, if unpaid, would become a material lien or charge on any properties of the Company or any Subsidiary; provided, however, that neither the Company nor any Subsidiary will be required to pay any tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or the Subsidiary will have set aside on its books reserves, if any, to the extent required by GAAP with respect thereto.

                    (B) The Company shall maintain, or shall cause to be
               maintained valid policies of workers' compensation insurance and insurance with responsible and reputable insurance companies or associations in such amounts, types and covering such risks as are acceptable to the Board of Directors of the Company and are customarily carried by similarly situated companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, including, without limitation, insurance against loss, damage, fire, theft, public liability, products liability, clinical trial liability and other risks.

                    (C) The Company and each Subsidiary shall preserve and
               maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and shall qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties and the failure to so qualify, individually or in the aggregate, would have a Company Material Adverse Effect. The Company shall, and shall cause each Subsidiary to, secure, preserve and maintain all Intellectual Property Assets owned or possessed by it, except where the failure to so secure, preserve and maintain such Intellectual Property Assets would not have a Company Material Adverse Effect.

                    (D) The Company and each Subsidiary shall keep adequate
               records and books of account in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                    (E) The Company and each Subsidiary will comply with the
               requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance could have a Company Material Adverse Effect.

                    (F) The Company will take such actions as are necessary to ensure that all material Patents are kept in force and maintained in compliance with formal legal requirements (including payment of required filing, examination and maintenance fees and filing of required proofs of working or use), unless otherwise determined by the Board of Directors in advance of the failure to take any such actions with respect to any particular Patent.

                    (G) The Company will notify the Purchasers in writing of any events, circumstances, facts or occurrences of which the Company becomes aware that would result (i) in any representation or warranty of the Company in this Agreement being untrue or incorrect in any material respect (or, to the extent such representation or warranty is already qualified as to materiality in this Agreement, being untrue or incorrect in any respect) or
               (ii) in the Company not complying in all material respects with the agreements and conditions contained in this Agreement.

     5.2 SEC Filings; Annual Budget and Other Information. The Company will until December 31, 2008 (unless waived in whole or in part in writing by Purchasers (i) that have agreed to purchase at least a majority of the Shares to be purchased at the Closing, or (ii) if after the Closing, that hold at least a majority of the Shares outstanding) deliver true, accurate and complete copies of the following to each Purchaser that owns at least 75% of the Shares originally purchased by it at the Closing:

                    (A) Promptly after they become public information, copies of all filings (including exhibits thereto) made by the Company with the Commission.

                    (B) Subject to the last sentence of this paragraph, a copy of the Annual Budget (as defined below) at least 30 days prior to the commencement of the applicable fiscal year. At least 30 days prior to the commencement of each fiscal year, the Company will prepare and submit to, and obtain in respect thereof the approval from the Board of Directors, the operating budgets, operating expenses, profit and loss projections, cash flow projections and a capital expenditure budget (the "ANNUAL BUDGET") for the succeeding fiscal year. If the Annual Budget contains any material nonpublic information regarding the Company or its securities ("NONPUBLIC INFORMATION"), the Company shall, prior to providing the Annual Budget to a Purchaser, advise such Purchaser of such fact (but not the Nonpublic Information itself) in writing and, if the Purchaser thereafter elects in writing to receive the Annual Budget, the Company shall provide the Annual Budget to such Purchaser. Each Purchaser that receives Nonpublic Information pursuant to this Section 5.2(B) shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).

     5.3 Negative Covenants of the Company. The Company agrees that:

                    (A) At any time prior to December 31, 2008 when Essex or its successor or affiliates continue to own at least 75% of the Shares originally purchased by Essex at the Closing, the Company will not enter into any material transaction that could result in sale, transfer, assignment of, or grant of any exclusive or non-exclusive license in or to, any Patent related to Riquent(R) in the United States, in each case without the prior written consent of Essex Woodlands Health Ventures Fund VI, LP ("ESSEX").

                    (B) Prior to the Closing, the Company shall not, and it
               shall not authorize or permit any officer, director or employee of or any investment banker, broker, attorney, accountant, or other representative retained by the Company to, solicit, initiate or encourage (including by way of furnishing information) submission of any proposal or offer from any person or entity which constitutes, or may reasonably be expected to lead to, a Financing Proposal. As used herein, a "FINANCING PROPOSAL" shall mean any proposal or offer to acquire in any manner a direct or indirect equity interest in the Company or its assets, or to finance the business or operations of the Company (other than standard senior indebtedness for borrowed money from a bank or similar financial institution, trade debt in the ordinary course of business consistent with past practice, and issuances under the Company Stock Plans in the ordinary course of business). If the Company receives a Financing Proposal, the Company shall notify the Purchasers immediately and shall provide to the Purchasers a copy of any written documentation in connection therewith. Prior to the Closing, the Company shall not enter into any transaction pursuant to which any person or entity would acquire in any manner a direct or indirect equity interest in the Company or its assets, or would finance the business or operations of the Company (other than standard senior indebtedness for borrowed money from a bank or similar financial institution, trade debt in the ordinary course of business consistent with past practice, and issuances under the Company Stock Plans in the ordinary course of business).

                    (C) The Company will not make any commitment or binding
               obligation to take any action that would be prohibited under this
               Section 5.3.

                    (D) The Company will not allow any Subsidiary to take any
               action (or make a commitment or binding obligation to take any action) that would be prohibited under this Section 5.3 if taken by the Company.

                    (E) Nothing contained in this Section 5.3 shall prevent the
               Company's Board of Directors (the "BOARD") from (i) making any disclosure to its stockholders, if, in the good faith judgment of the Board, failure to so disclose would be inconsistent with its obligations under applicable law; (ii) providing (or authorizing the provision of) information to, or engaging in (or authorizing) such discussions or negotiations with, any person who has made a bona fide, detailed and non-contingent written Financing Proposal received after the date hereof which did not result from a breach of this Section 5.3; or (iii) recommending or consummating such a Financing Proposal which did not result from such a breach to its stockholders if and only to the extent that, in the case of actions referred to in clause (ii) or (iii), (x) such Financing Proposal is a Superior Proposal (as defined below), and (y) the Board, after having consulted with and considered the advice of outside counsel to the Board, determines in good faith that providing such information or engaging in such negotiations or discussions or making such recommendation is required in order to discharge the directors' fiduciary duties to the Company and its stockholders in accordance with the Delaware General Corporation Law. For purposes of this Agreement, a "SUPERIOR PROPOSAL" means a bona fide, detailed and non-contingent written Financing Proposal by a third party on terms that the Board determines in its good faith judgment, after receiving the advice of its financial advisors (and its legal advisors regarding the prospects for regulatory approval), to be more favorable from a financial point of view to the Company and its stockholders than the transactions contemplated hereby, after taking into account the likelihood of consummation of such transaction on the terms set forth therein, taking into account all legal, financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law (including any costs, delays and uncertainty regarding consummation of such Financing Proposal), after giving the Purchasers at least ten (10) Business Days to respond to such third-party Financing Proposal once the Board has notified the Purchasers that in the absence of any further action by the Purchasers it would consider such Financing Proposal to be a Superior Proposal.

                    (F) Each Purchaser that receives Nonpublic Information
               pursuant to this Section 5.3 shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).

     5.4 Indemnification. (a) In consideration of each Purchaser's execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and acquiring the Shares and the Warrants hereunder and in addition to all of the Company's other obligations under this Agreement and the Ancillary Agreements, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Shares, Warrants or Warrant Shares and all of their affiliates, stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (collectively, "CLAIMS"), incurred by any Indemnitee as a result of, or arising out of, or relating to any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement or any Ancillary Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims which is permissible under applicable law. Subject to Section 5.4(b) of this Agreement, the Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with the investigating or defending any such Claim.

     (b) Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 5.4, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of such Indemnitee, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential conflicting interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the separate legal counsel (if applicable) referred to in the immediately preceding sentence (the "LEGAL COUNSEL") shall be selected by the Purchasers holding at least a majority in interest of the Shares or Warrant Shares to which the Claim relates. The Legal Counsel shall not represent any Indemnitee that sends such counsel written notice that such Indemnitee does not wish such counsel to represent it in connection with the matters discussed in this Section. The Indemnitees, other than any Indemnitee that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Indemnitees by the Legal Counsel in connection with the subject matter of the Claim. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim, action and proceeding. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the Indemnitee under this
Section 5.4, except to the extent that the Company is materially prejudiced in its ability to defend such action.

     5.5 Obligations. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in
Section 6 of this Agreement.

     5.6 Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Shares, Warrants and Warrant Shares as required under Regulation D and to provide, upon request, a copy thereof to each Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares, Warrants and Warrant Shares for, sale to the Purchasers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.6.

     5.7 Reservation of Shares. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon the exercise of all issued and outstanding Warrants, without regard to any limitations on such exercise of such Warrants; provided, that prior to obtaining the Share Authorization Approval, (a) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans, for such purposes, and (b) the Company shall not be required to take any other action under this Section so long as the Company is complying with Section 5.14.

     5.8 Filing of Form 8-K. On the date of this Agreement or the next Business Day, the Company shall issue a press release, in form reasonably acceptable to Essex and its counsel, announcing the transactions contemplated hereby. The Company shall use reasonable efforts within one Business Day after the public announcement of the transactions contemplated hereby to file (1) a Current Report on Form 8-K with the Commission furnishing as an exhibit to such Current Report on Form 8-K the press release announcing the signing of this Agreement, and (2) a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by this Agreement and the Ancillary Agreements, and including as exhibits to such Current Report on Form 8-K (i) this Agreement,
(ii) the form of Contingent Warrant, (iii) the form of Closing Warrant and (iv) the Rights Agreement, each in the form required by the Exchange Act.

     5.9 Waivers to Existing Registration Rights. With respect to any existing agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (other than pursuant to the Rights Agreement), the Company shall use its commercially reasonable best efforts to obtain all waivers with respect to such agreements (i) at the time any registration statement is filed pursuant to the Rights Agreement, and (ii) through the period of effectiveness of each such registration statement, so that the Company would not be required to register the sale of any of its securities pursuant to such other agreements or arrangements as a result of any actions taken by the Company to file any registration statements pursuant to the Rights Agreement.

     5.10 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or their respective nominee(s), for the Shares and (upon exercise of the Warrants) the Warrant Shares, in the appropriate amounts (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"), in form and substance reasonably acceptable to the Purchasers. The Company agrees that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section will be given by the Company to its transfer agent and that the Shares and Warrant Shares, if any, shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Warrants and the Registration Rights Agreement (but subject to the express transfer limitations set forth therein).

     5.11 Board Nominees; Director Protections. The Company shall ensure that, unless otherwise agreed in writing by Essex and Frazier Healthcare V, LP ("FRAZIER"), the Company's Board of Directors shall consist of no more than nine authorized directors. If at any time fewer than two individuals designated by Essex (the "ESSEX DESIGNEES"), one individual designated by Frazier (the "FRAZIER DESIGNEE"), and one individual designated by mutual written consent of Essex and Frazier (the "JOINT DESIGNEE") are then serving on the Board of Directors, or if any of the Joint Designee's, Frazier Designee's, or Essex Designees' term as a director is expiring at or prior to the next meeting of the Company's stockholders, then in either case the Company shall ensure that each individual or individuals (as the case may be) designated by Essex, Frazier or the joint approval of Essex and Frazier, as applicable, to serve as a director is properly nominated for election as a director by the stockholders at the next meeting of the Company's stockholders (the "NEXT MEETING"), and that a vote on such election is taken at such Next Meeting (or, if then permitted by the Company's Bylaws and applicable law and requested by Essex or Frazier (or jointly), as applicable, such designee(s) shall be appointed as a director by the Board of Directors to serve until he or she may be so nominated at the Next Meeting); provided, that in any case where such a designee is not already on the Board and is to be elected at a stockholders meeting (as opposed to appointed by the Board), the Company shall ensure that the Next Meeting is called as expeditiously as is practicable. The Company shall also ensure that each individual serving as an Essex Designee or Frazier Designee (each a "DESIGNEE") is at all times covered and insured by the Company's directors and officers liability insurance, under a valid policy with a responsible and reputable insurance company or association in such amount, type and covering such risks as are at least as protective of directors as is the Company's current such policy. The Company shall promptly reimburse all reasonable expenses of each Designee incurred in attending any meeting of the Board of Directors (or any committee thereof), whether in person or by remote access, and in taking any other action requested by the Company or the Board. The Company shall enter into an indemnification agreement with each Designee at or prior to such

Designee becoming a director (or such later date as is requested by the Designee), in form reasonable acceptable to Essex and Frazier, which agreement shall be no less protective of the Designees than any other indemnification agreement between the Company and any director. Essex and Frazier agree that that the Company's current form of indemnification agreement is acceptable to them given the current legal and business environment and applicable law (but reserve the right to require that such agreement continue to be reasonably acceptable to them as such environment or laws change). Unless waived in writing by such Designee (or by Essex or Frazier, as applicable, on such Designee's behalf), a Designee shall be entitled to receive the same compensation (whether in the form of cash, securities or otherwise) for serving as a director as is paid to any other director.

     5.12 Preemptive Rights. (a) As used in this Section, the term "NEW SECURITIES" means any shares of Common Stock, shares of Preferred Stock or any other class of capital stock of the Company, whether or not now authorized, or any securities of any type that are directly or indirectly convertible into shares of such capital stock, or options, warrants, debt instruments or rights to acquire shares of such capital stock; provided, that "New Securities" does not include any (i) shares of Common Stock (or options therefor) issued to officers, directors or employees of, or consultants to, the Company pursuant to Company Stock Plans or agreements on terms approved by the Board of Directors;
(ii) shares of Common Stock, or options or warrants to purchase Common Stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, provided such issuances are primarily for other than equity financing purposes; (iii) shares of Common Stock, or options or warrants to purchase Common Stock, issued pursuant to (A) joint ventures, technology licensing or research and development activities, (B) distribution or manufacture of the Company's products or services, (C) the purchase of advertising placement, or (D) any other transaction involving corporate partners, in each case that are primarily for other than equity financing purposes; or (iv) shares of Common Stock, or options or warrants to purchase Common Stock, issued in connection with bona fide acquisitions, mergers or similar transactions.

     (b) If, at any time and from time to time prior to December 31, 2008, the Company should desire to issue New Securities, it shall give each Purchaser that owns at least 75% of the Shares originally purchased by it (or its predecessor or affiliates) at the Closing (a "QUALIFYING PURCHASER") the first right to purchase its "PROPORTIONATE PORTION" of such securities, determined by multiplying the total number of shares of New Securities available for purchase by a fraction, the numerator of which is the total number of shares of Common Stock then held by such Qualifying Purchaser, and the denominator of which is the number of shares of Common Stock actually issued and outstanding on such date, on the same terms as the Company is willing to sell such New Securities to any other person or entity.

     (c) Promptly prior to any sale or issuance by the Company of any New Securities, the Company shall deliver to each Qualifying Purchaser a written notice of its intention to issue and sell any New Securities (the "PRE-NOTICE"), which Pre-Notice shall ask such Qualifying Purchaser if it desires to review the terms of such proposed issuance (such additional notice, a "PARTICIPATION NOTICE"). Within two (2) Business Days of receiving the Pre-Notice, a Qualifying Purchaser must notify the Company whether it desires to receive a Participation Notice. If a Qualifying Purchaser fails to respond to a Pre-Notice within such time frame, such

Qualifying Purchaser will be deemed to have waived its right to receive such Participation Notice and its right to purchase its Proportionate Portion. Upon the request of a Qualifying Purchaser, and only upon a request by such Qualifying Purchaser, for a Participation Notice, the Company shall promptly, but no later than three (3) Business Days after such request, deliver a Participation Notice to such Purchaser. The Participation Notice shall describe in reasonable detail the proposed terms of the issuance of the New Securities, the amount of proceeds intended to be raised thereunder, the Persons to whom the New Securities are to be issued, and attached to which shall be a term sheet or similar document relating thereto. Within five (5) days after receipt of the Participation Notice (the "EXERCISE PERIOD"), each Qualifying Purchaser shall notify the Company whether such Qualifying Purchaser desires to exercise its option to purchase the Proportionate Portion (or any part thereof) of the New Securities so offered. If a Qualifying Purchaser fails to respond to the Participation Notice during the Exercise Period, such Qualifying Purchaser will be deemed to have declined to exercise its option to purchase its Proportionate Portion. In the event that the Qualifying Purchasers elect to purchase New Securities offered by the Corporation under the Participation Notice during the Exercise Period, then a closing of the sale and issuance of the New Securities to the electing Qualifying Purchasers shall occur no later than the later of (i) the date set forth in the Participation Notice, and (ii) the date that is fifteen (15) Business Days after receipt of the Participation Notice.

     (d) After the expiration of the Exercise Period, the Company may, during a period of ninety (90) days immediately following the end of the Exercise Period, sell and issue any New Securities not purchased hereunder to other persons or entities, upon the same terms and conditions as those set forth in the Participation Notice. In the event the Company has not sold the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Qualifying Purchaser in the manner provided above.

     (e) Each Qualifying Purchaser that receives Nonpublic Information pursuant to this Section 5.12 shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).

     5.13 Listing. The Company shall comply with all requirements of the Principal Market or Capital Market (each as defined below), as applicable, with respect to the issuance of the Shares and the Warrant Shares, if any, and shall use its best efforts to (i) have the Shares and Warrant Shares, if any, listed on the Principal Market on or before the date the applicable registration statement with respect thereto under the Rights Agreement is declared effective by the Commission, (ii) maintain the listing of the Company's Common Stock at all times on the Principal Market until all Shares or Warrant Shares, if any, have been sold on the Principal Market, and (iii) if such listing is for any reason suspended by the Commission or the Principal Market, (A) take steps to promptly obtain listing on the Principal Market again, and (B) take steps to promptly obtain listing on the Capital Market until the listing on the Principal Market is restored.

     5.14 Stockholder Approvals. The Company shall use its best efforts to satisfy the conditions to be satisfied by it as provided in Section 6.1(C) of this Agreement. In addition, and without limiting the generality of the foregoing, the Company shall:

          (a) The Company shall, as promptly as practicable following the execution and delivery of this Agreement, establish a record date, duly call, give notice of, convene and hold a meeting of its stockholders (the "STOCKHOLDERS MEETING") (it being agreed and understood that the Company shall use its reasonable best efforts to duly call and give notice of such meeting by no later than October 28, 2005, which meeting shall occur not later than 30 Business Days following the date on which the Proxy Statement (as defined below) is first mailed to the stockholders of the Company) for the purpose of seeking stockholder approval of (i) the sale and issuance of the Shares, the Closing Warrants and the Warrant Shares and any other matters contemplated by this Agreement or the Ancillary Agreements that are required to be approved by the stockholders under applicable law or the rules of the Commission or the Principal Market or Capital Market, as applicable (the "TRANSACTION APPROVAL"),
(ii) an amendment to the Certificate to authorize an increase in the number of shares of Common Stock authorized by the Certificate by 50,000,000, which shares are to be reserved for exercise in full of the Warrants, for issuance in connection with the Company's existing equity incentive plans and for issuance in connection with other corporate purposes (the "SHARE AUTHORIZATION APPROVAL"), (iii) an amendment to the Certificate, to become effective following the Closing, to authorize the combination of the Company's outstanding shares of Common Stock into a lesser number of shares of Common Stock, using a ratio approved by the Board and agreed upon prior to the filing of the Proxy Statement by Purchasers who have agreed to purchase at least 50% of the Shares to be sold at Closing (which ratio shall result in no more than 5 shares combining into a single share, and no fewer than 2 shares combining into a single share) (the "REVERSE SPLIT APPROVAL"), and (iv) an amendment to the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan to (A) increase the number of shares available thereunder by 16 million shares; (B) amend the vesting requirements with respect to restricted stock to accommodate the terms of the retention agreements entered into in connection with the execution of this Agreement; and
(C) increase the maximum number of shares that may be granted to any person in any calendar year from 1 million shares to 7 million shares. (the "OPTION APPROVAL") (collectively, the "PROPOSALS"). In connection therewith, the Company will, as promptly as practicable following the date hereof, prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting. The Company will use its reasonable best efforts to have the Proxy Statement "cleared" by the Commission's staff as promptly as practicable and, as promptly as practicable thereafter, cause the Proxy Statement, in definitive form, to be mailed to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply in all material respects with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "PROXY STATEMENT") and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing the

Purchasers a reasonable opportunity to review and comment thereon. If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under the Exchange Act, the Company will promptly inform the Purchasers thereof.

          (b) Following the Closing, if the Company shall not have obtained the Share Authorization Approval, the Reverse Split Approval or the Option Approval, the Company shall, as promptly as practicable following the Closing Date, establish a record date, duly call, give notice of, convene and hold a meeting of its stockholders (the "SECOND STOCKHOLDERS MEETING") which shall occur not later than the 45th day following the date of the Closing, subject to any delays that may result from the Commission's review, if any, of the proxy statement with respect to such Second Stockholders Meeting (the "SECOND STOCKHOLDERS MEETING DEADLINE") for the purpose of seeking each of such approvals that was not obtained at the Stockholders Meeting. In connection therewith, the Company will, as promptly as practicable following the Closing Date, prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Second Stockholders Meeting. The Company will use its reasonable best efforts to have the such proxy statement "cleared" by the Commission's staff as promptly as practicable and, as promptly as practicable thereafter, cause such proxy statement, in definitive form, to be mailed to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Second Proxy Statement (as defined below). The Company will comply in all material respects with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "SECOND PROXY STATEMENT") and any form of proxy to be sent to the stockholders of the Company in connection with the Second Stockholders Meeting, and the Second Proxy Statement shall not, on the date that the Second Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Second Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Second Stockholders Meeting which has become false or misleading. No filing of, or amendment or supplement to, the Second Proxy Statement will be made by the Company without providing the Purchasers a reasonable opportunity to review and comment thereon. If the Company should discover at any time prior to the Second Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Second Proxy Statement, in addition to the Company's obligations under the Exchange Act, the Company will promptly inform the Purchasers thereof.

          (c) The Company acknowledges that, prior to the date hereof, the Board of Directors of the Company has approved the calling of the Stockholders Meeting and, if necessary, the Second Stockholders Meeting. Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company's Board of Directors after consultation with the Company's outside counsel), the Company's Board of Directors shall recommend to the Company's stockholders that the stockholders vote in favor of the Proposals (the "COMPANY BOARD RECOMMENDATION") at both the Stockholders Meeting and the Second

Stockholders Meeting (if any) and take all commercially reasonable action (including, without limitation, hiring McKenzie Partners or another proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposals at both the Stockholders Meeting and the Second Stockholders Meeting (if any) unless the Board of Directors shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence. The Company covenants that the Board of Directors of the Company shall not modify, amend or withdraw the Company Board Recommendation at either the Stockholders Meeting or the Second Stockholders Meeting (if any) unless the Board of Directors (after consultation with the Company's outside counsel) shall determine in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duty to the Company's stockholders. Whether or not the Company's Board of Directors modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of the Certificate and Bylaws, (i) take all action necessary to convene the Stockholders Meeting (and, if necessary, the Second Stockholders Meeting) to consider and vote upon the approval of the Proposals in accordance with the requirements of Section 5.14(a) and 5.14(b) and (ii) submit the Proposals at the Stockholders Meeting (and, as necessary, at the Second Stockholders Meeting) to the stockholders of the Company for their approval in accordance with the requirements of Section 5.14(a) and 5.14(b).

SECTION 6. CONDITIONS TO CLOSING

     6.1 The obligation of each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment to the Purchaser's reasonable satisfaction, or the waiver in writing by the Purchaser (as to itself only), of each of the following conditions on or before such Closing:

                    (A) The representations and warranties contained in Section
               3 shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3, in which case such representations and warranties shall be true, correct and complete without further qualification) on and as of the Closing Date (except for representations and warranties that speak only as of a specific date (which shall be true, correct and complete as of such date)), with the same effect as though such representation and warranty had been made on and as of that date.

                    (B) The Company shall have performed and complied in all
               material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

                    (C) The Company shall have obtained the Transaction Approval from its stockholders, and shall have complied in all material respects with the terms of Section 5.14 with respect to the Share Authorization Approval.

                    (D) Each Purchaser shall have received (i) an opinion from
               Gibson, Dunn & Crutcher LLP, counsel for the Company, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably acceptable to Purchasers who have committed to purchase a majority of the Shares, and (ii) a "freedom to operate" opinion from Morrison & Foerster, counsel for the Company, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably acceptable to Purchasers who have committed to purchase a majority of the Shares.

                    (E) The Company, each of the Purchasers and the other
               parties identified therein shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit D (the "RIGHTS AGREEMENT").

                    (F) The Company shall have expanded the number of authorized directors of its Board of Directors to nine and, conditioned only upon the Closing, (i) Martin P. Sutter and James Topper shall each have been elected or appointed as a "Class 3 Director" (as defined in the Certificate), with Mr. Sutter being the initial Essex Designee and Mr. Topper being the initial Frazier Designee,
               (ii) Frank Young shall have been elected or appointed as a "Class 2 Director" (as defined in the Certificate), as an initial Essex Designee, and (iii) Nader Naini shall have been elected or appointed as a "Class 1 Director" (as defined in the Certificate), as the initial Joint Designee.

                    (G) Subject to each being deemed eligible to serve on the
               compensation committee of the Board of Directors pursuant to the terms of the charter of the compensation committee and applicable listing standards, conditioned only upon the Closing, Martin P. Sutter and James Topper shall each have been elected or appointed to the compensation committee of the Board of Directors of the Company.

                    (H) The Company shall have delivered to the Purchasers: (i)
               the Certificate, as in effect as of the Closing Date, which shall be in the form of the Certificate on the date of this Agreement (or as amended by an amendment made in compliance with Section 5.14), certified by the Secretary of State of the State of Delaware; (ii) certificates, as of a recent practicable date, as to the corporate good standing of the Company issued by the Secretaries of State of the States of Delaware and California and the Secretary of each other State in which the Company is qualified to do business; (iii) a certificate of the Secretary or Assistant Secretary of the Company, dated as of the Closing Date, certifying as to (a) the By-laws of the Company (which shall be in the same form as the By-laws on the date of this Agreement), (b) the signatures and titles of the officers of the Company executing this Agreement or any of the Ancillary Agreements, and (c) resolutions of the Board of Directors and stockholders of the Company, authorizing and approving all matters in connection with this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, in each case that is respectively required to be approved by them; and (iv) a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.1.

                    (I) The Company will have paid or made adequate arrangements for payment in accordance with the provisions of Section 7.3, the fees and disbursements of the Purchasers and their counsel at the Closing.

                    (J) All authorizations, approvals, filings or permits, if
               any, of or with any governmental authority or regulatory body of the United States or of any state or any Self-Regulatory Organizations (including NASDAQ) that are required in connection with the lawful issuance and sale of the Shares, Warrants and Warrant Shares shall be duly made, obtained and effective as of the Closing Date.

                    (K) The Common Stock shall be designated for quotation on
               the NASDAQ National Market (the "PRINCIPAL MARKET") or the NASDAQ Capital Market (the "CAPITAL MARKET"), and shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market (unless, in connection with a suspension by the Principal Market, the Company shall have been designated for quotation on the Capital Market and not later been suspended therefrom).

                    (L) No stop order or suspension of trading shall have been imposed by the applicable Principal Market or Capital Market on which the Common Stock is listed for trading or approved for quotation, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

                    (M) The Company shall have delivered the Irrevocable
               Transfer Agent Instructions to the Company's transfer agent.

                    (N) From the date of this Agreement through the Closing
               Date, no Company Material Adverse Effect shall have occurred or become known (whether or not arising in the ordinary course of business).

                    (O) The Company shall have taken all corporate and other
               action and proceedings in connection with the Rights Agreement between the Company and American Stock Transfer & Trust Company, as amended (the "RIGHTS PLAN") and the "Rights" (as defined in the Rights Plan) or otherwise, as is necessary to ensure that the Company's stockholders do not receive or become entitled to receive any Series A Junior Participating Preferred Stock (or other securities or rights) as a result of the transactions contemplated by this Agreement and the Ancillary Agreements, and all such actions and proceedings, and all documentation incident thereto, shall be reasonably satisfactory in substance and form to Essex and its counsel.

                    (P) The Company shall have taken all corporate and other
               action and proceedings necessary to ensure that no material change in control provision or restriction is triggered (and not waived) as a result of the transactions contemplated by this Agreement and the Ancillary Agreements (excluding the payment of the incentive bonuses pursuant to the terms of the retention agreements entered into on the date hereof in connection with the execution of this Agreement), and all such actions and proceedings, and all documentation incident thereto, shall be reasonably satisfactory in substance and form to Essex and its counsel.

                    (Q) Such Purchaser, together with all other Purchasers that have fulfilled the conditions of Section 6.2, shall have committed to purchase at least $66,000,000 of Shares in the aggregate at the Closing.

     6.2 The obligation of the Company to sell Shares to a Purchaser under this Agreement is subject to fulfillment, or the waiver in writing by the Company, of the following condition on or before the Closing:

                    (A) The representations and warranties of such Purchaser
               contained in Section 4 shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4, in which case such representations and warranties shall be true, correct and complete without further qualification) on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of that date.

                    (B) Such Purchaser shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by such Purchaser prior to or at the Closing.

                    (C) The Company shall have obtained the Transaction Approval from its stockholders.

     6.3 The obligation of a Purchaser to purchase Shares at the Closing may be terminated at any time prior to the Closing by such Purchaser if (i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.1(A) or 6.1(B) and (B) is not cured by the Company within 10 days following receipt of written notice of such breach or failure to perform and (ii) such Purchaser gives written termination notice to the Company (a "TERMINATION NOTICE"). If a Purchaser delivers a Termination Notice to the Company, it shall concurrently deliver of copy of the Termination Notice to the other Purchasers. If a Termination Notice is delivered to the Company in accordance with the terms of this Section 6.3, this Agreement shall automatically become void and have no effect with respect to such Purchaser.

SECTION 7. MISCELLANEOUS

     7.1 This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Shares are transferred by such Purchaser, or (b) to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided, that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company certifying its status as an "accredited investor" and notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign or delegate its rights or obligations under this Agreement. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

     7.2 All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing of the transactions contemplated hereby, and the transfer of the Shares, Warrants and Warrant Shares by the Purchasers, for a period of three (3) years after the date of this Agreement. All covenants (including indemnification obligations with respect to breaches of representations and warranties if a claim with respect thereto is made prior to the third anniversary of the date of this Agreement) contained herein shall survive the execution and delivery of this Agreement and the Closing of the transactions contemplated hereby, and the transfer of the Shares, Warrants and Warrant Shares by the Purchasers (except to the extent expressly provided in this Agreement).

     7.3 Each party to the Agreement will pay its own expenses in connection with the transactions contemplated by this Agreement, whether or not the transactions are consummated; provided, that upon the earlier of the Closing or occurrence of the Warrant Trigger, the Company shall pay up to $400,000 of the fees and disbursements of Essex, Frazier and their counsel in connection with the due diligence, negotiation, drafting of, and closing of the transactions contemplated by, this Agreement and the Ancillary Agreements. In addition, after the Closing the Company will pay the reasonable fees and disbursements (a) of a single counsel for the Purchasers in connection with any subsequent amendment, waiver or consent of or under this Agreement, the Ancillary Agreements or any related document or agreement initiated by the Company, and (b) of any Purchaser's counsel in connection with successful enforcement of this Agreement, any of the Ancillary Agreements or any related document or agreement.

     7.4 The Company and each Purchaser will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to investment banking, brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement and the Ancillary Agreements asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party.

     7.5 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     7.6 In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief, without the necessity of showing economic loss and without any bond or other security being required, as may be granted by a court of competent jurisdiction. Each party acknowledges and agrees that the other parties could be damaged irreparably if any of the provisions of this Agreement are not performed according to their specific terms and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone.

     7.7 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY (AND AGREES NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     7.8 All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or
(c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

     If to the Company:

     La Jolla Pharmaceutical Company
     6455 Nancy Ridge Drive
     San Diego, CA 92121
     Attention: Chief Executive Officer
     Fax: (858) 626-2851

or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:

     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, CA 92614
     Attention: Mark W. Shurtleff, Esq.
     Fax: (949) 451-4220

     If to a Purchaser, at its address set forth on Schedule A, or at such other address as may have been furnished in writing by such party to the Company, with a copy to its legal counsel set forth on Schedule A, if any.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     7.9 This Agreement and the Ancillary Agreements (and the schedules and exhibits hereto and thereto) contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral.

     7.10 This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Shares then held by all Purchasers (or, if prior to Closing, by the Purchasers who have agreed to purchase a majority of the Shares to be purchased at Closing). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.10 shall be binding on all parties hereto, even if they do not execute such consent.

     7.11 The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as set forth in this Agreement, no failure or delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of the right, power, or privilege, and no single or partial exercise of any right, power, or privilege will preclude any other or further exercise of the right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     7.12 The Company hereby agrees to provide prompt notice to each Purchaser following any "determination date" (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by a Purchaser, the Company shall provide such Purchaser with a written statement informing the Purchaser whether the Purchaser's interest in the Company constitutes a United States real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation
Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to the Purchaser shall be delivered to the Purchaser within ten (10) Business Days of the Purchaser's written request therefor.

     7.13 Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     7.14 This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to each other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     7.15 The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

     7.16 All transfer, excise or other taxes payable to any jurisdiction (in the United States and outside of the United States) or by reason of the sale or issuance of the Shares (except for such taxes payable by reason of any subsequent transfer of the Shares) shall be paid or provided for by the Company.

     7.17 The obligations of each Purchaser under this Agreement and any Ancillary Agreement to which such Purchaser is a party are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Ancillary Agreement. Nothing contained herein or in any Ancillary Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Except as provided by this Agreement or the Ancillary Agreements, each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any Ancillary Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     7.18 The obligations of each Purchaser under this Agreement and any Ancillary Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Ancillary Agreement. The decision of each Purchaser to purchase Shares, Warrants and Warrant Shares to this Agreement and the Ancillary Agreements has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Ancillary Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Ancillary Agreements. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares, Warrants and Warrant Shares or enforcing its rights under this Agreement or the Ancillary Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Ancillary Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Agreement and

Ancillary Agreements for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

     7.19 Except to the extent required to comply with applicable law, no announcement regarding any Purchaser in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior consent of such Purchaser. Prior to the Closing, no announcement regarding the Company in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made by a Purchaser without the prior consent of the Company. Notwithstanding the foregoing, the Company shall be permitted to make the press release pursuant to Section 5.8 above, and thereafter any Purchaser may at any time post a notice on its website that includes information about the Company and/or the financing that was contained in such press release.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                                                    EXHIBIT 10.1

     IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first set forth above.

THE COMPANY:                            LA JOLLA PHARMACEUTICAL COMPANY
                                        a Delaware corporation


                                        By: /s/ Steven B. Engle
                                            ------------------------------------
                                        Name: Steven B. Engle
                                              ----------------------------------
                                        Title: Chairman and CEO
                                               ---------------------------------


PURCHASERS:                             ESSEX WOODLANDS HEALTH VENTURES
                                        FUND VI, LP

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P., its General Partner

                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C., its General Partner


                                        By: /s/ Martin P. Sutter
                                            ------------------------------------
                                            Martin P. Sutter, Managing Director


                                        FRAZIER HEALTHCARE V, LP

                                        By: FHMV, LP, its General Partner

                                        By: FHMV, LLC, its General Partner


                                        By: /s/ James N. Topper
                                            ------------------------------------
                                            James N. Topper,
                                            Authorized Representative

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                        DOMAIN PUBLIC EQUITY PARTNERS, L.P.

                                        By: Domain Public Equity Associates,
                                            L.L.C., its General Partner


                                        By: /s/ Lisa A. Kraeutler
                                            ------------------------------------
                                            Lisa A. Kraeutler, Attorney-in-Fact

                                        /s/ Alejandro Gonzalez Cimadevilla
                                        ----------------------------------------
                                        Alejandro Gonzalez Cimadevilla

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                        SPECIAL SITUATIONS FUND III, L.P.


                                        By: /s/ Austin W. Marxe
                                            ------------------------------------
                                            Austin W. Marxe, its General Partner


                                        SPECIAL SITUATIONS CAYMAN FUND, L.P.


                                        By: /s/ Austin W. Marxe
                                            ------------------------------------
                                            Austin W. Marxe, its General Partner


                                        SPECIAL SITUATIONS PRIVATE EQUITY FUND,
                                        L.P.


                                        By: /s/ Austin W. Marxe
                                            ------------------------------------
                                            Austin W. Marxe, its General Partner


                                        SPECIAL SITUATIONS LIFE SCIENCES FUND,
                                        L.P.


                                        By: /s/ Austin W. Marxe
                                            ------------------------------------
                                            Austin W. Marxe, its General Partner

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

              SUTTER HILL VENTURES,
              a California limited partnership


              By:   /s/ William H. Younger, Jr.
                  ------------------------------------
              Name: William H. Younger, Jr.
                    ----------------------------------
                    Managing Director of the
                    General Partner


              ANVEST, L.P.


              By:   /s/ David Anderson
                  ------------------------------------
                  David Anderson, General Partner



              G. LEONARD BAKER, JR. AND MARY ANNE
              BAKER, CO-TRUSTEES OF THE BAKER
              REVOCABLE TRUST U/A/D 2/3/03


              By:   /s/ G. Leonard Baker, Jr.      By David E. Sweet
                  --------------------------------------------------------
                  G. Leonard Baker, Jr., Trustee   Under Power of Attorney



              WILLIAM H. YOUNGER, JR. AND LAUREN L.
              YOUNGER, CO-TRUSTEES OF THE YOUNGER
              LIVING TRUST U/A/D 1/20/95


              By:   /s/ William H. Younger, Jr.
                  ------------------------------------
                  William H. Younger, Jr., Trustee



       SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                      TENCH COXE AND SIMONE OTUS COXE,
                      CO-TRUSTEES OF THE COXE REVOCABLE TRUST
                      U/A/D 4/23/98


                      By: /s/ Tench Coxe               By David E. Sweet
                          -----------------------------------------------------
                          Tench Coxe, Trustee          Under Power of Attorney


                          /s/ James C. Gaither         By David E. Sweet
                      ---------------------------------------------------------
                      James C. Gaither                 Under Power of Attorney



                      JEFFREY W. BIRD AND CHRISTINA R. BIRD
                      AS TRUSTEES OF JEFFREY W. AND CHRISTINA
                      R. BIRD TRUST AGREEMENT DATED 10/31/00


                      By: /s/ Jeffrey W. Bird
                          ------------------------------------
                          Jeffrey W. Bird, Trustee



                      SAUNDERS HOLDINGS, L.P.


                      By: /s/ G. Leonard Baker, Jr.    By David E. Sweet
                          -----------------------------------------------------
                          G. Leonard Baker,            Under Power of Attorney
                          Jr., General Partner


                      ROBERT YIN AND LILY YIN AS TRUSTEES OF
                      YIN FAMILY TRUST DATED MARCH 1, 1997


                      By: /s/ Robert Yin
                          ------------------------------------
                          Robert Yin, Trustee


                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO SHERRYL W.
                                        HOSSACK

                                          /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO DAVID L.
                                        ANDERSON

                                          /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO WILLIAM H.
                                        YOUNGER

                                          /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO TENCHE COXE

                                          /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO DAVID E.
                                        SWEET

                                          /s/ Vicki M. Bandel
                                        ----------------------------------------

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO DAVID E.
                                        SWEET (ROLLOVER)

                                        /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO LYNNE M.
                                        BROWN

                                        /s/ Vicki M. Bandel
                                        ----------------------------------------


                                        WELLS FARGO BANK, N.A. FBO
                                        SHV PROFIT SHARING PLAN FBO PATRICIA
                                        TOM (POST)

                                        /s/ Vicki M. Bandel
                                        ----------------------------------------

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                                                    EXHIBIT 10.1

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Essex Woodlands Health Ventures      33,333,334    1,404,407         8,333,334        Warrant A: See Ft. 1     $25,000,000
Fund VI, L.P.                                                                         Warrant B: See Ft. 2
10001 Woodloch Forest Drive
Waterway Plaza Two, Suite 175
The Woodlands, TX 77380
Attn: Martin P. Sutter
Fax: (281) 364-9755

with a copy to (which shall not
constitute notice):
Baker & McKenzie LLP
130 E. Randolph Drive
Chicago, IL 60601
Attn: Bruce Zivian, Esq.
Fax: (312) 698-2469

Frazier Healthcare V, LP             20,000,000      842,644         5,000,000        Warrant A: See Ft. 1     $15,000,000
601 Union Street,                                                                     Warrant B: See Ft. 2
Suite 3200
Seattle, WA 98101
Attn: James Topper
Fax: (206) 621-1848

Alejandro Gonzalez Cimadevilla       14,666,666      617,939         3,666,666        Warrant A: See Ft. 1     $11,000,000
Ruben Dario #223 5-A                                                                  Warrant B: See Ft. 2
Chapultepec Morales
Mexico D.F. ZIP 11570
Fax: (5255) 52818008

Domain Public Equity Partners, L.P.   6,000,000      252,793         1,500,000        Warrant A: See Ft. 1     $ 4,500,000
One Palmer Square, Suite 515                                                          Warrant B: See Ft. 2
Princeton, NJ 08542
Attn: Nicole Vitullo
Fax: (609) 683-4581

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Special Situations Fund III, L.P.     4,766,667      200,830         1,191,667        Warrant A: See Ft. 1     $3,575,000
153 E. 53rd Street, 55th Floor                                                        Warrant B: See Ft. 2
New York, NY 10022
Attn: Marianne Hicks
Fax: 212-207-6515

with a copy to (which shall not
constitute notice):
Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Fax: (973) 597-2383

Special Situations Cayman Fund,       1,283,333       54,070           320,833        Warrant A: See Ft. 1     $  962,500
L.P.                                                                                  Warrant B: See Ft. 2
153 E. 53rd Street, 55th Floor
New York, NY 10022
Attn: Marianne Hicks
Fax: 212-207-6515

with a copy to (which shall not
constitute notice):
Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Fax: (973) 597-2383

Special Situations Private Equity     1,283,333       54,070           320,833        Warrant A: See Ft. 1     $  962,500
Fund, L.P.                                                                            Warrant B: See Ft. 2
153 E. 53rd Street, 55th Floor
New York, NY 10022
Attn: Marianne Hicks
Fax: 212-207-6515

with a copy to (which shall not
constitute notice):
Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Fax: (973) 597-2383

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Special Situations Life Sciences        666,667       28,088           166,667        Warrant A: See Ft. 1    $     500,000
Fund, L.P.                                                                            Warrant B: See Ft. 2
153 E. 53rd Street, 55th Floor
New York, NY 10022
Attn: Marianne Hicks
Fax: 212-207-6515

with a copy to (which shall not
constitute notice):
Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Fax: (973) 597-2383

Sutter Hill Ventures,                 4,474,935      188,539         1,118,734        Warrant A: See Ft. 1    $3,356,201.25
a California Limited Partnership                                                      Warrant B: See Ft. 2
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

Anvest, L.P.                             33,334        1,404             8,334        Warrant A: See Ft. 1    $   25,000.50
c/o Sutter Hill Ventures                                                              Warrant B: See Ft. 2
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

G. Leonard Baker, Jr. and Mary Anne     136,038        5,732            34,010        Warrant A: See Ft. 1    $  102,028.50
Baker, Co-Trustees of The Baker                                                       Warrant B: See Ft. 2
Revocable Trust U/A/D 2/3/03
c/o Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Saunders Holdings, L.P.                 136,038        5,732          34,010          Warrant A: See Ft. 1     $102,028.50
c/o Sutter Hill Ventures                                                              Warrant B: See Ft. 2
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

William H. Younger, Jr. and             156,026        6,574          39,007          Warrant A: See Ft. 1     $117,019.50
Lauren L. Younger, Co-Trustees of                                                     Warrant B: See Ft. 2
The Younger Living Trust U/A/D
1/20/95
c/o Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

Tench Coxe and Simone Otus Coxe,        241,089       10,156          60,267          Warrant A: See Ft. 1     $180,816.75
Co-Trustees of The Coxe Revocable                                                     Warrant B: See Ft. 2
Trust U/A/D 4/23/98
c/o Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

James C. Gaither                         63,246        2,665          15,812          Warrant A: See Ft. 1     $ 47,434.50
c/o Sutter Hill Ventures                                                              Warrant B: See Ft. 2
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Jeffrey W. Bird and Christina R.        104,415        4,399          26,104          Warrant A: See Ft. 1     $ 78,311.25
Bird as Trustees of Jeffrey W. and                                                    Warrant B: See Ft. 2
Christina R. Bird Trust Agreement
Dated 10/31/00
c/o Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

Robert Yin and Lily Yin as Trustees       5,640          238           1,410          Warrant A: See Ft. 1     $  4,230.00
of Yin Family Trust Dated March 1,                                                    Warrant B: See Ft. 2
1997
c/o Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attn: Robert Yin
Fax (650) 493-5600

Wells Fargo Bank, N.A. FBO                7,500          316           1,875          Warrant A: See Ft. 1     $  5,625.00
SHV Profit Sharing Plan FBO                                                           Warrant B: See Ft. 2
Sherryl W. Hossack
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO              166,547        7,017          41,637          Warrant A: See Ft. 1     $124,910.25
SHV Profit Sharing Plan FBO                                                           Warrant B: See Ft. 2
David L. Anderson
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO              156,026        6,574          39,007          Warrant A: See Ft. 1     $117,019.50
SHV Profit Sharing Plan FBO                                                           Warrant B: See Ft. 2
William H. Younger, Jr.
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

                                                               Shares under Closing   Shares under Closing
                                                                 Warrant (if Share      Warrant (if Share
                                      Number of  Shares under      Authorization     Authorization Approval
                                       Shares     Contingent     Approval received    not received prior to     Aggregate
Purchaser Name and Address            Purchased     Warrant      prior to Closing)          Closing)         Purchase Price
--------------------------           ----------  ------------  --------------------  ----------------------  --------------
Wells Fargo Bank, N.A. FBO              266,666       11,235            66,667        Warrant A: See Ft. 1     $199,999.50
SHV Profit Sharing Plan FBO Tench                                                     Warrant B: See Ft. 2
Coxe
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO SHV            6,666          281             1,667        Warrant A: See Ft. 1     $  4,999.50
Profit Sharing Plan FBO                                                               Warrant B: See Ft. 2
David E. Sweet
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO SHV           25,554        1,077             6,389        Warrant A: See Ft. 1     $ 19,165.50
Profit Sharing Plan FBO                                                               Warrant B: See Ft. 2
David E. Sweet (Rollover)
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO SHV            9,000          379             2,250        Warrant A: See Ft. 1     $  6,750.00
Profit Sharing Plan FBO                                                               Warrant B: See Ft. 2
Lynne M. Brown
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

Wells Fargo Bank, N.A. FBO SHV           11,280          475             2,820        Warrant A: See Ft. 1     $  8,460.00
Profit Sharing Plan FBO                                                               Warrant B: See Ft. 2
Patricia Tom (Post)
Attention: Vicki Bandel
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94101

   Total:                            88,000,000    3,707,634        22,000,000                                 $66,000,000

Ft. 1 Warrant A equals (Aggregate Purchase Price)/$66,000,000 * Number of Warrant Shares Authorized to Be Issued on Closing Date.

Ft. 2 Warrant B equals Number of Shares under Closing Warrant (if Share Authorization Approval received prior to Closing) minus Number of Shares under Warrant A.

                                                                    EXHIBIT 10.1

                                   SCHEDULE B

              PURCHASERS RECEIVING CONTINGENT WARRANTS AT EXECUTION

Domain Public Equity Partners, L.P.
Special Situations Fund III, L.P.
Special Situations Cayman Fund, L.P.
Special Situations Private Equity Fund, L.P.
Special Situations Life Sciences Fund, L.P.

                                  EXHIBIT A

                       FORM OF CLOSING WARRANT (WARRANT A)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                         LA JOLLA PHARMACEUTICAL COMPANY

                        WARRANT TO PURCHASE COMMON STOCK

        (VOID AFTER THE TERMINATION TIME, AS DEFINED IN SECTION 3 BELOW)

Warrant No.: [_____]
Number of Shares: [_____]
CUSIP No.: [_____]

Date of Issuance: _______________, 2005

     La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_________], the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the issuance hereof, but not after 5:00 p.m., Eastern Time, on the Expiration Date (as defined below), [________] fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price (as defined below) per share, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on Schedule A attached thereto (the "PURCHASERS"), dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the "SECURITIES PURCHASE AGREEMENT").

     This Warrant (as defined below) is one of a series of "Closing Warrants" issued in connection with the transactions described in the Securities Purchase Agreement and the Registration Rights Agreement among the Company and the Purchasers, dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the "REGISTRATION RIGHTS AGREEMENT"). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.

1. DEFINITIONS.

     The following terms as used in this Warrant shall have the following meanings:

     (a) "BUSINESS DAY" means any day, which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.

     (b) "COMMON STOCK" means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     (c) "COMMON STOCK AUTHORIZATION DATE" means the first Business Day after an amendment to the "Certificate" (as defined in the Securities Purchase Agreement) to increase the number of authorized shares of Common Stock becomes effective (which in any event shall occur no later than 3 Business Days after the date on which the "Share Authorization Approval" (as defined in the Securities Purchase Agreement) occurs).

     (d) "CLOSING PRICE" with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market ("NASDAQ") or, if the Common Stock is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.

     (e) "EXERCISE PRICE" shall be equal to $1.00 per Warrant Share, subject to further adjustment as hereinafter provided.

     (f) "EXPIRATION DATE" means the fifth anniversary of the Common Stock Authorization Date.

     (g) "EXTRAORDINARY TRANSACTION" has the meaning provided in Section 10 hereof.

     (h) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

     (i) "PRINCIPAL MARKET" means NASDAQ or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

     (j) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (k) "TERMINATION TIME" has the meaning set forth in Section 3(a) hereof.

     (l) "TRADING DAY" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

     (m) "WARRANTS" means this Warrant and, where the context so indicates, each other "Closing Warrant" to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

     (n) "WARRANT SHARES" means all shares of Common Stock issuable upon exercise of the Warrants.

2. EXERCISE OF WARRANT.

     (a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time and from time to time, from and after the Warrant Date (as defined below) and prior to the Termination Time by (i) delivery of a written notice, in the form attached as Exhibit A hereto or a reasonable facsimile thereof (the "EXERCISE NOTICE"), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company's designated transfer agent (the "TRANSFER AGENT"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11 of this Warrant); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the "WARRANT SHARE DELIVERY Date") following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), (A) in the case of a public resale of such Warrant Shares, subject to any restrictions that may be imposed by applicable securities laws, at the holder's request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or calculation to the holder via facsimile within five
(5) Business Days after receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price or calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time such entity receives the disputed determination or calculation. Such investment banking firm's or auditor's determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant after the holder has received notice of a contemplated Extraordinary Transaction, and the holder has notified the Company that such exercise is conditioned upon the consummation of such Extraordinary Transaction, then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder (including this Warrant which shall remain in effect and be unaffected by such events, except that if the Expiration Date shall have occurred during the period between such attempted exercise and such failure to consummate the Extraordinary Transaction, the Expiration Date shall be extended until the date that is ten (10) Business Days after the holder is notified that the attempted exercise has been deemed null and void).

     (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted in the over-the-counter market, as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or, subject to applicable securities laws, to credit the holder's or its designee's balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted on over-the-counter market, then the Closing Price shall be as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

     Net Number = (A x B) - (A x C)
                  -----------------
                          B

For purposes of the foregoing formula:

     A = the total number of shares with respect to which this Warrant is then being exercised.

     B = the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

     C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3. DATE; DURATION; MANDATORY EXCHANGE; REDEMPTION AND CANCELLATION.

     The date of this Warrant is ______________, 2005 (the "WARRANT DATE"). This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of (i) 5:00 pm, Eastern Time, on the Expiration Date; and (ii) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such Extraordinary Transaction was properly given in accordance with Section 9 hereof (or waived by such holder) (as applicable, the "TERMINATION TIME"). At the Termination Time, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

4. COVENANTS AS TO COMMON STOCK.

     The Company hereby covenants and agrees as follows:

     (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     (b) Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation and available for the purpose of issue upon such exercise.

     (c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

     (d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise; provided, that prior to the Common Stock Authorization Date (i) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans (as defined in the Securities Purchase Agreement), for such purposes, and (ii) the Company shall not be required to take any other action under this Section 4(d) prior to the Common Stock Authorization Date so long as the Company is complying with Section 5.14 of the Securities Purchase Agreement.

5. TAXES.

     The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER.

     Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (except only as to the Warrant Shares upon exercise of this Warrant in the holder's discretion) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. COMPLIANCE WITH SECURITIES LAWS.

     (a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, in each case for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

     (b) Any certificate evidencing the Warrant Shares issued upon exercise hereof (and all securities issued in exchange therefor or in substitution thereof) shall, until the registration of the Warrant Shares under the Securities Act or the expiration of the holding period applicable to sales of the Warrant Shares under Rule 144(k) under the Securities Act (or any successor provision), bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

The legend set forth above shall be removed and the Company hereby agrees to issue a certificate for the Warrant Shares without such legend to the holder thereof, (i) if such Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule).

8. OWNERSHIP AND TRANSFER.

     (a) The Company shall maintain or cause to be maintained a register for this Warrant (the "WARRANT REGISTER"), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.

     (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder to any transferee without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such rights are being transferred or assigned; and (iii) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE.

     The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

     (a) In case the Company shall after October 6, 2005 (the "REFERENCE DATE") pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the stockholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company's Board of Directors or by statute, contract or otherwise (the "RECORD DATE"), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the Reference Date, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the

Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) No adjustment in the Exercise Price shall be required under this
Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.

     (d) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or (iii) of any Extraordinary Transaction; or (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company: the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, which notice shall be so mailed as promptly as possible but in any event at least five (5) days prior to such record date, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event, which notice shall be mailed as promptly as possible but in any event at least ten (10) days prior to the date the applicable event becomes effective. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at the holder's last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     (e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(b) of this Warrant.

     (f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(c) of this Warrant).

10. EXTRAORDINARY TRANSACTION DEFINED.

     The occurrence of any of the following events is referred to herein as an "EXTRAORDINARY TRANSACTION": (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, including a reverse stock split), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS.

     If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant's Warrant and of the ownership thereof.

12. NOTICE.

     All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid,
(b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

     If to the Company:

        La Jolla Pharmaceutical Company
        6455 Nancy Ridge Drive
        San Diego, CA 92121
        Attention: Chief Executive Officer
        Fax: (858) 626-2851

     With a copy to:

        Gibson, Dunn & Crutcher LLP
        4 Park Plaza
        Irvine, CA 92614
        Attention: Mark W. Shurtleff, Esq.
        Fax: (949) 451-4220

or at such other address as may have been furnished in writing by the Company to the holder.

     If to the Transfer Agent:

        American Stock Transfer & Trust Company
        59 Maiden Lane
        Plaza Level
        New York, NY 10038
        Fax: (718) 921-8124

     If to the holder, at its address set forth on Schedule A to the Securities Purchase Agreement, or at such other address as shall be delivered to the Company upon the issuance or transfer of this Warrant, or at such other address as may have been furnished in writing by such party to the Company, in each case with a copy to its legal counsel set forth on such Schedule A or otherwise furnished to the Company, if any.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for which it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

13. AMENDMENTS.

     This Warrant and any term hereof may be amended, changed or waived only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3 or Section 4 or both may be amended, changed or waived by an instrument in writing signed by the Company and holders of Closing Warrants to purchase a majority of Warrant Shares represented by all Closing Warrants; provided, that (x) any such amendment, change or waiver must apply to all Closing Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the holder.

14. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Warrant shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and THE COMPANY AND THE HOLDER HEREOF, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY (AND AGREE NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. The Company and the holder hereof each hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Company and the holder hereof each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By accepting this Warrant from the Company or its previous holder, the holder agrees to be bound by the terms of this Section 14.

15. DESCRIPTIVE HEADINGS.

     The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

                                        LA JOLLA PHARMACEUTICAL COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED:

[INSERT HOLDER SIGNATURE BLOCK]

                                    EXHIBIT A

                                 EXERCISE NOTICE

             (TO BE EXECUTED BY THE HOLDER OF WARRANT IF SUCH HOLDER
                          DESIRES TO EXERCISE WARRANT)

     The undersigned holder hereby exercises the right to purchase [________________________] shares of Common Stock ("WARRANT SHARES") of La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. [This exercise is contingent upon the consummation of the contemplated Extraordinary Transaction of which the undersigned has been notified by the Company.]

     1. Form of Exercise. The holder intends that payment of the Exercise Price shall be made (SELECT ONE AND COMPLETE):

     [ ] "Cash Exercise" with respect to [_________________] Warrant Shares; and/or

     [ ] "Cashless Exercise" with respect to [_________________] Warrant Shares (to the extent permitted by the terms of the Warrant).

     2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of [$________________] the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The holder of this Warrant has sold or will sell the shares of Common Stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.

     4. Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.

     5. The undersigned requests that certificates for such shares be issued in the name of:

________________________________________________________________________________
           (Please print name, address and social security or federal employer identification number (if applicable)

________________________________________________________________________________

________________________________________________________________________________

     6. Replacement Warrant. If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
           (Please print name, address and social security or federal employer identification number (if applicable)

________________________________________________________________________________

________________________________________________________________________________

Name of Holder (print):
                        -------------------------------


(Signature):
                        -------------------------------
(By:)
                        -------------------------------
(Title:)
                        -------------------------------
Tax ID No.
                        -------------------------------

Dated:               ,
       --------------  ----

                                                                       EXHIBIT A

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs [______________] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [_________________] 2005 from the Company and acknowledged and agreed to by [_________________]

                                        LA JOLLA PHARMACEUTICAL COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant to acquire La Jolla Pharmaceutical Company Common Stock (as defined in the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of Common Stock issuable upon exercise of the Warrant:

Name and Address of Assignee   Federal Tax Identification Number   Number of Warrant Shares
----------------------------   ---------------------------------   ------------------------

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

     If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.

     In connection with any transfer of the Warrant prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities
Act), the undersigned confirms that the Warrant is being transferred:

[ ] Inside the United States to a Qualified Institutional Purchaser pursuant to and in compliance with the Securities Act of 1933, as amended; or

[ ] Inside the United States to an Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

Name of Holder (print):
                        -------------------------------


(Signature):
                        -------------------------------
(By:)
                        -------------------------------
(Title:)
                        -------------------------------

Dated:               ,
       --------------  ----

                                    EXHIBIT B

                       FORM OF CLOSING WARRANT (WARRANT B)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                         LA JOLLA PHARMACEUTICAL COMPANY

                        WARRANT TO PURCHASE COMMON STOCK

        (VOID AFTER THE TERMINATION TIME, AS DEFINED IN SECTION 3 BELOW)

Warrant No.: [___]
Number of Shares: [___]
CUSIP No.: [___]

Date of Issuance: _______________, 2005

     La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_________], the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the issuance hereof, but not after 5:00 p.m., Eastern Time, on the Expiration Date (as defined below), [__________] fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price (as defined below) per share, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on Schedule A attached thereto (the "PURCHASERS"), dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the "SECURITIES PURCHASE AGREEMENT").

     This Warrant (as defined below) is one of a series of "Closing Warrants" issued in connection with the transactions described in the Securities Purchase Agreement and the Registration Rights Agreement among the Company and the Purchasers, dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the "REGISTRATION RIGHTS AGREEMENT"). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.

1. DEFINITIONS.

     The following terms as used in this Warrant shall have the following meanings:

     (a) "BUSINESS DAY" means any day, which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.

     (b) "COMMON STOCK" means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     (c) "COMMON STOCK AUTHORIZATION DATE" means the first Business Day after an amendment to the "Certificate" (as defined in the Securities Purchase Agreement) to increase the number of authorized shares of Common Stock becomes effective (which in any event shall occur no later than 3 Business Days after the date on which the "Share Authorization Approval" (as defined in the Securities Purchase Agreement) occurs).

     (d) "CLOSING PRICE" with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market ("NASDAQ") or, if the Common Stock is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.

     (e) "EXERCISE PRICE" shall be equal to $1.00 per Warrant Share, subject to further adjustment as hereinafter provided.

     (f) "EXPIRATION DATE" means the fifth anniversary of the Common Stock Authorization Date.

     (g) "EXTRAORDINARY TRANSACTION" has the meaning provided in Section 10 hereof.

     (h) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

     (i) "PRINCIPAL MARKET" means NASDAQ or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

     (j) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (k) "TERMINATION TIME" has the meaning set forth in Section 3(a) hereof.

     (l) "TRADING DAY" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

     (m) "WARRANTS" means this Warrant and, where the context so indicates, each other "Closing Warrant" to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

     (n) "WARRANT SHARES" means all shares of Common Stock issuable upon exercise of the Warrants.

2. EXERCISE OF WARRANT.

     (a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time and from time to time, from and after the Common Stock Authorization Date and prior to the Termination Time by (i) delivery of a written notice, in the form attached as Exhibit A hereto or a reasonable facsimile thereof (the "EXERCISE NOTICE"), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company's designated transfer agent (the "TRANSFER AGENT"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11 of this Warrant); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the "WARRANT SHARE DELIVERY DATE") following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), (A) in the case of a public resale of such Warrant Shares, subject to any restrictions that may be imposed by applicable securities laws, at the holder's request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or calculation to the holder via facsimile within five
(5) Business Days after receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price or calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time such entity receives the disputed determination or calculation. Such investment banking firm's or auditor's determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant after the holder has received notice of a contemplated Extraordinary Transaction, and the holder has notified the Company that such exercise is conditioned upon the consummation of such Extraordinary Transaction, then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder (including this Warrant which shall remain in effect and be unaffected by such events, except that if the Expiration Date shall have occurred during the period between such attempted exercise and such failure to consummate the Extraordinary Transaction, the Expiration Date shall be extended until the date that is ten (10) Business Days after the holder is notified that the attempted exercise has been deemed null and void).

     (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted in the over-the-counter market, as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or, subject to applicable securities laws, to credit the holder's or its designee's balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted on over-the-counter market, then the Closing Price shall be as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

For purposes of the foregoing formula:

     A = the total number of shares with respect to which this Warrant is then being exercised.

     B = the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

     C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3. DATE; DURATION; MANDATORY EXCHANGE; REDEMPTION AND CANCELLATION.

     The date of this Warrant is ______________, 2005. This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of
(i) 5:00 pm, Eastern Time, on the Expiration Date; and (ii) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such Extraordinary Transaction was properly given in accordance with
Section 9 hereof (or waived by such holder) (as applicable, the "TERMINATION TIME"). At the Termination Time, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

4. COVENANTS AS TO COMMON STOCK.

     The Company hereby covenants and agrees as follows:

     (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     (b) Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation and available for the purpose of issue upon such exercise.

     (c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

     (d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise; provided, that prior to the Common Stock Authorization Date (i) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans (as defined in the Securities Purchase Agreement), for such purposes, and (ii) the Company shall not be required to take any other action under this Section 4(d) prior to the Common Stock Authorization Date so long as the Company is complying with Section 5.14 of the Securities Purchase Agreement.

5. TAXES.

     The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER.

     Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (except only as to the Warrant Shares upon exercise of this Warrant in the holder's discretion) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. COMPLIANCE WITH SECURITIES LAWS.

     (a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, in each case for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

     (b) Any certificate evidencing the Warrant Shares issued upon exercise hereof (and all securities issued in exchange therefor or in substitution thereof) shall, until the registration of the Warrant Shares under the Securities Act or the expiration of the holding period applicable to sales of the Warrant Shares under Rule 144(k) under the Securities Act (or any successor provision), bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

The legend set forth above shall be removed and the Company hereby agrees to issue a certificate for the Warrant Shares without such legend to the holder thereof, (i) if such Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule).

8. OWNERSHIP AND TRANSFER.

     (a) The Company shall maintain or cause to be maintained a register for this Warrant (the "WARRANT REGISTER"), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.

     (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder to any transferee without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such rights are being transferred or assigned; and (iii) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE.

     The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

     (a) In case the Company shall after October 6, 2005 (the "REFERENCE DATE") pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the stockholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company's Board of Directors or by statute, contract or otherwise (the "RECORD DATE"), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the Reference Date, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the

Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) No adjustment in the Exercise Price shall be required under this
Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.

     (d) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or (iii) of any Extraordinary Transaction; or (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company: the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, which notice shall be so mailed as promptly as possible but in any event at least five (5) days prior to such record date, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event, which notice shall be mailed as promptly as possible but in any event at least ten (10) days prior to the date the applicable event becomes effective. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at the holder's last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     (e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(b) of this Warrant.

     (f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(c) of this Warrant).

10. EXTRAORDINARY TRANSACTION DEFINED.

     The occurrence of any of the following events is referred to herein as an "EXTRAORDINARY TRANSACTION": (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, including a reverse stock split), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS.

     If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant's Warrant and of the ownership thereof.

12. NOTICE.

     All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid,
(b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

     If to the Company:

          La Jolla Pharmaceutical Company
          6455 Nancy Ridge Drive
          San Diego, CA 92121
          Attention: Chief Executive Officer
          Fax: (858) 626-2851

     With a copy to:

          Gibson, Dunn & Crutcher LLP
          4 Park Plaza
          Irvine, CA 92614
          Attention: Mark W. Shurtleff, Esq.
          Fax: (949) 451-4220

or at such other address as may have been furnished in writing by the Company to the holder.

     If to the Transfer Agent:

          American Stock Transfer & Trust Company
          59 Maiden Lane
          Plaza Level
          New York, NY 10038
          Fax: (718) 921-8124

     If to the holder, at its address set forth on Schedule A to the Securities Purchase Agreement, or at such other address as shall be delivered to the Company upon the issuance or transfer of this Warrant, or at such other address as may have been furnished in writing by such party to the Company, in each case with a copy to its legal counsel set forth on such Schedule A or otherwise furnished to the Company, if any.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for which it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

13. AMENDMENTS.

     This Warrant and any term hereof may be amended, changed or waived only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3 or Section 4 or both may be amended, changed or waived by an instrument in writing signed by the Company and holders of Closing Warrants to purchase a majority of Warrant Shares represented by all Closing Warrants; provided, that (x) any such amendment, change or waiver must apply to all Closing Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the holder.

14. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Warrant shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and THE COMPANY AND THE HOLDER HEREOF, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY (AND AGREE NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. The Company and the holder hereof each hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Company and the holder hereof each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By accepting this Warrant from the Company or its previous holder, the holder agrees to be bound by the terms of this Section 14.

15. DESCRIPTIVE HEADINGS.

     The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

                                        LA JOLLA PHARMACEUTICAL COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED:

[INSERT HOLDER SIGNATURE BLOCK]

                                    EXHIBIT A

                                 EXERCISE NOTICE

             (TO BE EXECUTED BY THE HOLDER OF WARRANT IF SUCH HOLDER
                          DESIRES TO EXERCISE WARRANT)

     The undersigned holder hereby exercises the right to purchase [________________________] shares of Common Stock ("WARRANT SHARES") of La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. [This exercise is contingent upon the consummation of the contemplated Extraordinary Transaction of which the undersigned has been notified by the Company.]

     1. Form of Exercise. The holder intends that payment of the Exercise Price shall be made (SELECT ONE AND COMPLETE):

     [ ] "Cash Exercise" with respect to [_________________] Warrant Shares; and/or

     [ ] "Cashless Exercise" with respect to [_________________] Warrant Shares (to the extent permitted by the terms of the Warrant).

     2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of [$________________] the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The holder of this Warrant has sold or will sell the shares of Common Stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.

     4. Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.

     5. The undersigned requests that certificates for such shares be issued in the name of:

________________________________________________________________________________
       (Please print name, address and social security or federal employer identification number (if applicable)

________________________________________________________________________________

________________________________________________________________________________

     6. Replacement Warrant. If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
       (Please print name, address and social security or federal employer identification number (if applicable)

________________________________________________________________________________

________________________________________________________________________________

Name of Holder (print):
                        ------------------------------------


(Signature):
                        ------------------------------------
(By:)
                        ------------------------------------
(Title:)
                        ------------------------------------
Tax ID No.
                        ------------------------------------
Dated:               ,
       --------------  ----

                                                                   EXHIBIT B

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs [______________] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [_________________] 2005 from the Company and acknowledged and agreed to by [_________________]

                                        LA JOLLA PHARMACEUTICAL COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant to acquire La Jolla Pharmaceutical Company Common Stock (as defined in the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of Common Stock issuable upon exercise of the Warrant:

Name and Address of Assignee   Federal Tax Identification Number   Number of Warrant Shares
----------------------------   ---------------------------------   ------------------------

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

____________________________   _________________________________   ________________________

     If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.

     In connection with any transfer of the Warrant prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities
Act), the undersigned confirms that the Warrant is being transferred:

[ ] Inside the United States to a Qualified Institutional Purchaser pursuant to and in compliance with the Securities Act of 1933, as amended; or

[ ] Inside the United States to an Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

     Name of Holder (print):
                             -----------------------------------


                (Signature):
                             -----------------------------------
                       (By:)
                             -----------------------------------
                    (Title:)
                             -----------------------------------

Dated:               ,
        -------------  ----

                                    EXHIBIT C

                           FORM OF CONTINGENT WARRANT


                        [See Form of Contingent Warrant
                           Attached to This Form 8-K
                               at Exhibit 4.2.]

                                                                    EXHIBIT 10.1

                                    EXHIBIT D

                                RIGHTS AGREEMENT





 [See Registration Rights Agreement attached to this Form 8-K at Exhibit 4.1.]